UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a party other than the Registrant	☐

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Park Aerospace Corp.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 20, 2024

Dear Shareholder,

The Annual Meeting of Shareholders of Park Aerospace Corp. will be held on Thursday, July 18, 2024 at 11:00 A.M., E.D.T. As in recent past years, the Meeting will be held virtually as more fully described in the accompanying Notice.

This year, in addition to the customary election of directors, advisory approval of executive officers’ compensation and ratification of the appointment of the Company’s independent registered public accounting firm, we are asking you to approve an amendment to the Company’s 2018 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the Plan. These proposals are more fully described in the accompanying Notice and Proxy Statement.

Sincerely,

Brian E. Shore

Chairman and Chief Executive Officer

PARK AEROSPACE CORP.

1400 Old Country Road

Westbury, New York 11590

Notice of Annual Meeting of Shareholders

July 18, 2024

The Annual Meeting of Shareholders of PARK AEROSPACE CORP. (the “Company”) will be held on Thursday, July 18, 2024 at 11:00 A.M., E.D.T. We will conduct this year’s Annual Meeting of Shareholders completely virtually via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MRG5WVK at the meeting date and time described in the accompanying Proxy Statement. The Annual Meeting is being held, for the following purposes:

1.      To elect the eight directors named in the accompanying Proxy Statement to serve until the next annual meeting of shareholders and until their successors are elected and qualified, subject to earlier resignation, retirement or other termination of service;

2.      To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers;

3.      To approve an amendment to the Company’s 2018 Stock Option Plan to increase the aggregate number of shares of Common Stock of the Company authorized for issuance under such Plan by 750,000 shares;

4.      To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 2, 2025; and

5.      To transact such other business as may properly come before the meeting.

Only holders of record of Common Stock at the close of business on June 3, 2024 will be entitled to notice of, and to attend and vote at, the meeting or any adjournment or postponement thereof.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please visit meetnow.global/MRG5WVK, login with your 15-digit control number (found on your proxy card or in an email you previously received from Computershare). If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must obtain a legal proxy from your bank, broker or other nominee and then register in advance by submitting the legal proxy, along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., E.D.T., on July 13, 2024.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:

Computershare

PARK AEROSPACE CORP. Legal Proxy

P.O. Box 43001
Providence, RI 02940-3001

You will receive a confirmation of your registration with a control number by email from Computershare. At the time of the Annual Meeting, registered beneficial shareholders can visit meetnow.global/MRG5WVK and enter the control number.

By Order of the Board of Directors,
P. Matthew Farabaugh
Senior Vice President and Chief Financial Officer

Dated: June 20, 2024

i

PARK AEROSPACE CORP.
1400 Old Country Road
Westbury, New York 11590

PROXY STATEMENT

Annual Meeting of Shareholders
July 18, 2024

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Park Aerospace Corp. (the “Company”) of proxies with respect to the Annual Meeting of Shareholders of the Company to be held on July 18, 2024, and any adjournment or postponement thereof (the “Meeting”). Any shareholder of record giving a proxy (the form for which is enclosed with this Proxy Statement) has the power to revoke it at any time before it is voted by (i) delivering written notice of revocation bearing a later date than the proxy to the Chief Financial Officer of the Company, (ii) submitting a later-dated proxy or (iii) virtually attending the Meeting and voting online. A beneficial owner (an owner who is not a shareholder of record) will receive a voting instruction form from such owner’s bank, broker or other nominee. To revoke any prior instruction, a beneficial owner should contact such owner’s bank, broker or other nominee in the time period specified in the voting instruction form, which will be at least prior to the time such bank, broker or other nominee exercises the voting instruction.

This Proxy Statement and the accompanying form of proxy are first being mailed on or about June 20, 2024 to all shareholders of record as of the close of business on June 3, 2024.

This year’s Annual Meeting of Shareholders will be a completely virtual meeting conducted via live webcast. You will not be able to attend the annual meeting in person. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: meetnow.global/MRG5WVK and following the instructions in the Notice of Annual Meeting of Shareholders. The meeting will begin promptly at 11:00 A.M., E.D.T., and online access will open fifteen minutes prior to the start of the meeting. Whether or not shareholders plan to attend the Annual Meeting, the Company urges them to vote and submit their proxy in advance of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders to be held on July 18, 2024:

This Proxy Statement for the 2024 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2024 are available on the Company’s web site at www.parkaerospace.com under the caption “Shareholders”. References to web sites in this Proxy Statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, any such website is not part of this Proxy Statement.

VOTING SECURITIES

As of June 3, 2024, the outstanding voting securities of the Company consisted of 20,253,361 shares of Common Stock, par value $.10 per share, of the Company (the “Common Stock”), each of which is entitled to one vote. Presence at the virtual meeting or representation by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes, if any, will be included for purposes of determining a quorum.

As of June 3, 2024, all directors and executive officers of the Company as a group (12 persons) beneficially owned an aggregate of 2,186,265 shares of Common Stock (including an aggregate of 333,000 shares which such directors and executive officers may acquire pursuant to options that are exercisable as of June 3, 2024 or will become exercisable within 60 days thereafter), constituting approximately 10.6% of the outstanding shares of Common Stock (giving effect to the exercise of such options).

STOCK OWNERSHIP

Beneficial Ownership of Principal Shareholders

The following table sets forth information as of June 3, 2024 with respect to shares of Common Stock beneficially owned (for purposes of the rules of the Securities and Exchange Commission) by each person (including any “group” of persons as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), who is known to the Company to be the beneficial owner (for purposes of the rules of the Securities and Exchange Commission) of more than 5% of the outstanding shares of Common Stock as of that date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Brandes Investment Partners, L.P. 4275 Executive Square, 5th Floor La Jolla, CA 92037	1,681,352	(a)	8.3%
Black Rock, Inc. 55 East 52nd Street New York, NY 10055	1,368,506	(b)	6.8%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	1,013,023	(c)	5.0%
Brian E. Shore c/o Park Aerospace Corp. 1400 Old Country Road Westbury, NY 11590	1,146,515	(d)	5.6%
River Road Asset Management, LLC 462 S. 4th St, Ste 2000 Louisville, KY 40202	1,186,617	(e)	5.9%

____________

(a)      Brandes Investment Partners, L.P., an investment adviser, holds shared voting power over 928,928 of such shares, shared dispositive power over all of such shares, based on an amendment to its Schedule 13G filed on February 8, 2024 under the Exchange Act, which represented 8.3% of the outstanding shares of Common Stock as of June 3, 2024.

(b)      BlackRock, Inc., a parent holding company, holds sole voting power over 1,331,400 of such shares and sole dispositive power over all of such shares, based on an amendment to its Schedule 13G filed on January 26, 2024 under the Exchange Act, which represented 6.8% of the outstanding shares of Common Stock as of June 3, 2024.

(c)      The Vanguard Group, an investment adviser, holds shared voting power over 8,438 of such shares, sole dispositive power over 997,128 of such shares and shared dispositive power over 15,895 of such shares, based on an amendment to its Schedule 13G filed on February 13, 2024 under the Exchange Act, which represented 5.0% of the outstanding shares of Common Stock as of June 3, 2024.

(d)      Includes 135,000 shares which Mr. Shore may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024, 424,896 shares owned by six trusts for the benefit of Brian E. Shore and his siblings, Peter Shore and Robin Shore, created under the wills of the late Jerry Shore, Brian Shore’s deceased father, and the late Cecile Shore, deceased spouse of the late Jerry Shore and Brian Shore’s deceased mother, of which trusts Brian Shore is a co-trustee, with his siblings, Peter Shore and Robin Shore, and of which shares he disclaims beneficial ownership except to the extent of his pecuniary interest therein. Mr. Shore holds sole voting power and sole dispositive power over 586,619 of such shares and shared voting power and shared dispositive power over 424,896 of such shares. All such shares represented 5.6% of the outstanding shares of Common Stock as of June 3, 2024 (giving effect to the exercise of such options).

(e)      River Road Asset Management, LLC, an institutional investment firm, holds sole voting power over 1,107,452 of such shares, sole dispositive power over all of such shares, based on an amendment to its Schedule 13G filed on January 30, 2024 under the Exchange Act, which represented 5.9% of the outstanding shares of Common Stock as of June 3, 2024.

Beneficial Ownership of Directors and Executive Officers

The following table sets forth information as of June 3, 2024 with respect to shares of Common Stock beneficially owned (for purposes of the rules of the Securities and Exchange Commission) by each director and nominee, by each executive officer of the Company who is identified in the “Summary Compensation Table” elsewhere in this Proxy Statement and by all directors and executive officers of the Company as a group (including shares which such persons may acquire pursuant to options that are exercisable as of June 3, 2024 or within 60 days thereafter). Each owner, except Mr. Shore, holds sole voting power and sole dispositive power over the shares of Common Stock listed below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Dale Blanchfield	18,250	(a)	*
Shane Connor	826,042	(b)	4.1%
Emily J. Groehl	15,750	(c)	*
Yvonne Julian	5,375	(d)	*
Brian E. Shore	1,146,515	(e)	5.6%
Carl W. Smith	20,250	(f)	*
D. Bradley Thress	6,375	(g)	*
Steven T. Warshaw	22,500	(h)	*
Mark A. Esquivel	70,750	(I)	*
P. Matthew Farabaugh	43,535	(j)	*
Christopher J. Goldner	0	(k)	*
Cory Nickel	10,923	(l)	*
All directors and executive officers as a group (12 persons)	2,186,265	(m)	10.6%

____________

*        Less than 1%

(a)      Includes 16,750 shares which Mr. Blanchfield may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(b)      Includes 826,042 shares which Mr. Connor beneficially owns through Funds of which he is an officer.

(c)      Includes 14,750 shares which Ms. Groehl may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(d)      Consists of 5,375 shares which Ms. Julian may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(e)      See note (d) to the table under “Stock Ownership — Principal Shareholders” for information with respect to these shares.

(f)      Includes 19,250 shares which Mr. Smith may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(g)      Includes 5,375 shares which Mr. Thress may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(h)      Includes 14,750 shares which Mr. Warshaw may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(i)      Consists of 70,750 shares which Mr. Esquivel may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(j)      Includes 40,250 shares which Mr. Farabaugh may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(k)      Mr. Goldner joined the Company on March 4, 2024 and was elected Vice President-Finance of the Company on April 25, 2024.

(l)      Includes 10,750 shares which Mr. Nickel may acquire pursuant to options exercisable as of, or within 60 days after, June 3, 2024.

(m)    Consists of 1,853,265 shares beneficially owned by directors, director nominees and executive officers and 333,000 shares issuable to directors and executive officers upon exercise of options that are exercisable as of June 3, 2024 or will become exercisable within 60 days thereafter.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board to be elected at the Meeting consists of eight members. Proxies solicited by the Board will be voted in accordance with their terms and, in the absence of contrary instructions, for the election as directors of the nominees whose names appear in the following table. Elected directors will serve for a one-year term and until their successors are duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. Each nominee has consented to be named in this Proxy Statement and has agreed to serve as a director if elected by the shareholders. If any of the nominees does not remain a candidate at the time of the Meeting (a situation which is not now anticipated), proxies solicited by the Board will be voted in favor of those nominees who do remain as candidates and may be voted for substituted nominees. Each of the eight nominees who receives a majority of the votes cast online at the Meeting or by proxy shall be elected, and abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” each of the eight nominees as a director of the Company.

Each of the nominees is presently a member of the Board.

Name	Positions with the Company	Age	Director Since
Dale Blanchfield	Director	86	2004
Shane Connor	Director	37	2023
Emily J. Groehl	Director	77	2010
Yvonne Julian	Director	71	2021
Brian E. Shore	Director, Chairman of the Board and Chief Executive Officer	72	1983
Carl W. Smith	Director	76	2015
D. Bradley Thress	Director	62	2021
Steven T. Warshaw	Director	75	2004

Nominees’ Principal Occupations, Business Experience, Qualifications and Directorships

Dale E. Blanchfield has been a director of the Company since 2004 and has been the Company’s Lead Independent Director since October 2012. See “Board Leadership Structure — Lead Independent Director” elsewhere in this Proxy Statement. Mr. Blanchfield worked in leadership positions in the U.S. printed circuit board industry continuously from 1958 until his retirement in 2003. From 1990 to 2003, Mr. Blanchfield was President of the Electronics Division of The Bureau of Engraving Inc., a manufacturer of specialized, high-volume, high layer count printed circuit boards, located in Minneapolis, Minnesota. During his career, Mr. Blanchfield has traveled extensively internationally and established a number of manufacturing partnerships, on behalf of The Bureau of Engraving, with companies in Singapore, Taiwan and China. Mr. Blanchfield was a director of The Bureau of Engraving Inc. from 2003 to December 2009. Mr. Blanchfield’s extensive manufacturing experience allows him to provide the Board and the Company with insight into the Company’s international activities, as well as its relationships with strategic customers and suppliers.

Shane Connor has been a director of the Company since July of 2023. Mr. Connor is the founder and has served as Managing Partner of Huffman Prairie Holdings, LLC, an investment firm focused on small and medium sized businesses, since its founding in July 2018. He also served as the President and Managing Partner of Windancer Holdings, LLC, a family office, since January 2022. Previously, Mr. Connor served as an Analyst for The Catalyst Group, Inc., a private equity firm, from July 2017 to July 2018, and Bares Capital Management, Inc., an employee-owned asset management firm, from 2015 to 2017. Prior to 2015, he served as an Equity Research Analyst at River Road Asset Management, LLC, an institutional asset management firm, from 2010 to 2015. Mr. Connor is a Chartered Financial Analyst, and he graduated from The Ohio State University with a Bachelor of Science degree in Business Administration.

Emily J. Groehl has been a director of the Company since May 2010. Ms. Groehl retired as Senior Vice President, Sales and Marketing of the Company in June 2005 after 20 years of service to the Company. Ms. Groehl served as Senior Vice President, Sales and Marketing of the Company from May 1999 until her retirement. From June 1985, when

Ms. Groehl joined the Company, until May 1999, she held a number of positions of increasing responsibility within the Company. Prior to joining the Company, Ms. Groehl had been National Sales Manager of Polyclad Laminates, Inc. from 1980 to 1985, after beginning her career in the electronics materials industry in 1969 with Atlantic Laminates, and continuing with Oak Industries, which acquired Atlantic Laminates, until 1980. Ms. Groehl’s background with the Company and extensive experience enable her to provide the Board and the Company with valuable perspectives on the Company’s operations, culture and corporate planning and budgeting and on its marketing and sales efforts and programs.

Yvonne Julian has been a director of the Company since May 2021. Ms. Julian enjoyed a 36-year career with The Dow Chemical Company from which she retired in 2015. Yvonne started her career at Dow in 1979 as a Research Assistant working on projects related to preparing Dow to enter the polycarbonate market. She began her Dow sales career as a Trainee and Sales Representative in 1983. Ms. Julian was promoted to Global Account Executive in 1990 and served in positions of increasing responsibility until her retirement. In each of these positions, Ms. Julian was responsible for the Company’s account with Dow, and in such capacity, worked seamlessly with Park on joint strategies, new products and other matters. Prior to joining The Dow Chemical Company, Ms. Julian was a Laboratory Technician with the Institute of Gas Technology, and previously held a similar position with the McCrone Research Institute, both located in the Chicago, Illinois area. Today, Ms. Julian serves as Vice President and member of the Executive Leadership Team of the Greenville Center for Creative Arts. She previously served on the board of directors of Hightowers Petroleum Company. Ms. Julian received a Bachelor of Science degree in Chemistry with honors from the Illinois Institute of Technology in Chicago, Illinois, and a Master of Business Administration degree in Operations Management from Golden Gate University in San Francisco, California. Ms. Julian’s decades of experience in the industrial materials and chemicals industries and her experience working with Park as a customer enable her to provide the Board and the Company with important insights into the aerospace composite materials and structures industries.

Brian E. Shore has been a director of the Company since 1983, Chief Executive Officer since 1996 and Chairman of the Board since July 2004. He was also President of the Company from 1996 until July 28, 2014. Mr. Shore has been an employee of the Company since 1988. As the Company’s Chief Executive Officer, Mr. Shore brings to the Board significant senior leadership and financial, business and industry experience. As Chief Executive Officer, Mr. Shore has direct responsibility for the Company’s strategy and operations. Mr. Shore has significant executive experience with the strategic, financial, and operational requirements of the Company and extensive and intimate knowledge of the Company and its operations, personnel and financial resources.

Mr. Shore brings tremendous knowledge of the Company and the global aerospace industry to the Board. In addition, he brings his broad strategic vision for the Company to the Board. Mr. Shore’s service as the Chairman of the Board and the Chief Executive Officer of the Company creates a critical link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the Company’s business. In addition, having the Chief Executive Officer, and Mr. Shore in particular, on the Board provides the Company with decisive and effective leadership.

Carl W. Smith has been a director of the Company since July 2015. Mr. Smith has many years of manufacturing and management experience in the aerospace composite materials industry. Mr. Smith provided consulting services to the Company from 2009 to 2012, primarily for the Company’s aerospace composite materials, structures and assemblies business in Newton, Kansas. From 2000 to 2007, Mr. Smith was employed by Reinhold Industries, Inc., a manufacturer of structural and other components for the aircraft and aerospace industries, including composite seats, where, from 2004 to 2007, he was Assistant to the Chief Executive Officer, working primarily on aircraft composite seat manufacturing and Federal Aviation Administration certification of laminate manufacturing and testing; and from 2000 to 2004, he was Chief Executive Officer of Samuel Bingham Enterprises, Inc., a subsidiary of Reinhold Industries and a manufacturer of rubber and urethane rolls for the graphic arts and industrial markets. In 2006 and 2007 Mr. Smith served as Vice President of Advanced Composite Operations of the Company. He first joined the Company in April 1998 as Vice President of Operations of the Company and Chief Operating Officer of Nelco International Corporation, a wholly-owned subsidiary of the Company, and was elected Senior Vice President of North American Operations of the Company in May 1999, a position which he held until March 2000. From 1983 to 1998, Mr. Smith held various management and technical positions with Fiberite, Inc., a composite materials company, and its parent company ICI Composites, Inc.. Mr. Smith was President and Chief Operating Officer of Fiberite, Inc. from 1995 to 1997, when the company was purchased by Cytec Industries, Inc., a manufacturer of advanced composite materials for the aerospace, military, commercial and recreational markets now owned by Solvay S.A. Mr. Smith stayed on as Vice President of Operations for the acquired company, renamed Cytec Fiberite, Inc., from 1997 to 1998. From 1976 to 1983, he held various technical positions with Martin Marietta Corporation, General Dynamics Convair and Composite Optics, Inc. Mr. Smith’s twenty years of broad and extensive background and experience in the aerospace advanced composite materials industry, and in the manufacturing operations of aerospace composite materials manufacturers, enable him to provide the Board and the Company with insight into the aerospace advanced composite materials industry.

D. Bradley Thress has been a director of the Company since February 2021. Mr. Thress is President and Chief Executive Officer of FlightSafety International, located in Melville, New York, and has served in that capacity since February of 2020. FlightSafety International, a Berkshire Hathaway company, is the world’s pre-eminent professional pilot training company. FlightSafety operates learning centers in 11 countries, employs over 1,800 highly experienced professional instructors and offers more than 4,000 courses for pilots, technicians, flight attendants and dispatchers. From 1992 through February 2020, Mr. Thress worked for Textron Aviation and held a number of key positions at that company, including Senior Vice President of Global Parts, Programs and Flight Operations, Senior Vice President of Engineering, Senior Vice President of Business Jets and Senior Vice President of Customer Service. Mr. Thress started at Textron Aviation as a Demonstration Pilot. Textron Aviation, which is a subsidiary of Textron, Inc., is a world leading manufacturer of business jets, turboprops and other aircraft. From 1984 to 1992, Mr. Thress served in the United States Air Force as a T-38A Instructor Pilot, a KC-135R Aircraft Commander and a T-38A and AT-38B Detachment Commander, among other positions. Mr. Thress received a Bachelor of Engineering Science and Mechanics degree from the University of Tennessee in Knoxville, Tennessee and a Master of Business Administration degree from Baker University in Overland Park, Kansas. Mr. Thress’ broad and extensive background and experience in the aircraft industry will enable him to provide the Board and the Company with important insights into the aerospace industry generally.

Steven T. Warshaw has been a director of the Company since 2004. Mr. Warshaw was Chairman of the Board, President and Chief Executive Officer of M Cubed Technologies, Inc., a manufacturer of ceramic materials for semiconductor equipment and armor applications, in Monroe, Connecticut from July 2002 to October 2005 and President, Hexcel Schwebel Division, Hexcel Corporation, a supplier of specialized fabrics for reinforcement of laminates used in printed circuit boards and in commercial aerospace, recreation and other industrial applications, in Anderson, South Carolina, from April 2000 to November 2001. Hexcel Schwebel was and is a supplier of raw materials to the Company. Prior to 2000, Mr. Warshaw was Senior Vice President, World Wide Sales and Marketing, of Photronics, Inc., a manufacturer of photomasks used to transfer circuit patterns onto semi-conductor wafers, in Brookfield, Connecticut, from February 1999 to April 2000 and President, Olin Microelectronic Materials, a supplier of advanced chemicals and related products, in Norwalk, Connecticut, from January 1996 to January 1999. Prior to 1996, Mr. Warshaw worked in numerous financial and management leadership positions with Olin Corporation (including Vice President, Strategic Development and Finance of Olin Chemicals Group, Vice President and General Manager of Olin Performance Urethanes, and President of Olin CIBA-Geigy (OCG) Microelectronic Materials). The Board has determined that Mr. Warshaw is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. Mr. Warshaw was a director of NN, Inc. from 1997 to May 2021, and he was chair of the compensation committee of the board of directors and a member of the audit committee of the board of directors of NN, Inc. Mr. Warshaw has extensive experience with corporate management, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a publicly owned corporation. In addition, his experience with Hexcel Corporation enables him to provide the Board and the Company with insight into the aerospace industry.

There are no family relationships among any of the nominees named above or among any of such nominees and any of the other executive officers of the Company.

The Company was not during the 2024 fiscal year, and is not, engaged in any transaction with Dale Blanchfield, Shane Connor, Emily J. Groehl, Yvonne Julian, Carl W. Smith, D. Bradley Thress or Steven T. Warshaw.

Director Independence

The Board believes that at least a majority of the directors on the Board should be independent. The Board recently undertook its annual review of director independence in accordance with the applicable rules of the New York Stock Exchange. The independence rules include a series of objective tests, including that the director is not employed by the Company and has not engaged in various types of business dealings with the Company. In addition, the Board is required to make a subjective determination that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that the following current directors and/or nominees have no material relationships with the Company and are “independent” as required by and as defined in the director independence standards of the New York Stock Exchange: Dale Blanchfield, Shane Connor, Emily J. Groehl, Yvonne Julian, Carl W. Smith, D. Bradley Thress and Steven T. Warshaw. Brian E. Shore does not satisfy such independence standards because he is an employee of the Company.

Board Committees

The Company’s Audit Committee currently consists of Dale Blanchfield, Emily J. Groehl, Carl W. Smith and Steven T. Warshaw, with Mr. Smith as Chair of such Committee. The Board has determined that Mr. Warshaw is an “audit committee financial expert” as defined in rules of the Securities and Exchange Commission and that each of Messrs. Blanchfield, Smith and Warshaw and Ms. Groehl is “independent” as required by and as defined in the audit committee independence standards of the Securities and Exchange Commission and of the New York Stock Exchange and has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee. The designation as an “audit committee financial expert” does not impose on such person any duties, responsibilities, obligations or liabilities that are greater than those which are generally imposed on each member of the Audit Committee and the Board, and such designation does not affect the duties, responsibilities, obligations or liabilities of any other member of the Committee or the Board. The duties and responsibilities of the Audit Committee are set forth in a written charter of such Committee and are described elsewhere in this Proxy Statement under the caption “Other Matters — Audit Committee Report”. The Audit Committee also issues the Audit Committee Report required to be included in the Company’s Proxy Statement by rules of the Securities and Exchange Commission. The Audit Committee Report for the Company’s 2024 fiscal year is set forth elsewhere in this Proxy Statement under the caption “Other Matters — Audit Committee Report”.

The Company has a Compensation Committee currently consisting of Dale Blanchfield, Emily J. Groehl, Carl W. Smith and Steven T. Warshaw and a Stock Option Committee currently consisting of Dale Blanchfield, Shane Connor, Emily J. Groehl, Carl W. Smith and Steven T. Warshaw. Ms. Groehl is Chair of the Compensation Committee, and Mr. Warshaw is Chair of the Stock Option Committee. Each member of the Compensation and Stock Option Committees is “independent” as required by and as defined in the compensation committee independence standards of the New York Stock Exchange. The functions of the Compensation and Stock Option Committees are set forth in written charters of such Committees adopted by the Board, and such functions are described elsewhere in this Proxy Statement under the caption “Named Executive Officer Compensation — Compensation Discussion and Analysis — Board Process”.

The Company has a Nominating Committee currently consisting of Dale Blanchfield, Emily J. Groehl, Yvonne Julian, Carl W. Smith and Steven T. Warshaw, with Mr. Warshaw as Chair of such Committee. The functions of the Nominating Committee, which include to identify and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board and to oversee the evaluation of the Board and the Company’s management, are set forth in a written charter of such Committee adopted by the Board. The Nominating Committee recommended to the Board, and the Board nominated, Dale Blanchfield, Shane Connor, Emily J. Groehl, Yvonne Julian, Brian E. Shore, Carl W. Smith, D. Bradley Thress and Steven T. Warshaw as nominees for election as directors at the Meeting. On April 20, 2023, the Company entered into a Cooperation Agreement with Huffman Prairie Holdings, LLC, and related entities under which the Company agreed, among other things, to nominate Mr. Connor for election as a Director of the Company at the Company’s 2024 Annual Meeting of Shareholders. The Cooperation Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K Current Report dated April 20, 2023.

The Company has a Corporate Governance Committee currently consisting of Dale Blanchfield, Emily J. Groehl, Yvonne Julian, Carl W. Smith and Steven T. Warshaw, with Mr. Blanchfield as Chair of such Committee. The functions of the Corporate Governance Committee, which include to advise the Board with respect to Board composition, procedures and committees and to develop and recommend to the Board proposed changes to the Company’s corporate governance principles and policies, are set forth in a written charter of such Committee adopted by the Board.

Each member of the Compensation, Stock Option, Nominating and Corporate Governance Committees is “independent” as required by and as defined in the director independence standards of the New York Stock Exchange.

The charters of the Audit, Compensation, Stock Option, Nominating and Corporate Governance Committees are available on the Company’s web site at www.parkaerospace.com under the caption “Shareholders — Charters and Codes” as required by rules of the New York Stock Exchange. In addition, the charters of such Committees are available in print to any shareholder upon request submitted to the Company’s office at 1400 Old Country Road, Westbury, New York 11590.

During the Company’s last fiscal year, the Board met ten times and authorized action by unanimous written consent on five occasions, the Audit Committee met five times, the Nominating Committee met once, the Corporate Governance Committee met once, the Compensation Committee met twice, the Stock Option Committee met once, and the independent directors met in executive session without management one time. At each meeting of the independent directors, the Lead Independent Director presides. The functions of the Lead Independent Director are described elsewhere in this Proxy Statement under the caption “Board Leadership Structure”. Each of the directors attended more than 75% of all of the meetings held by the Board and each committee thereof of which such director was a member during the Company’s last fiscal year.

The Board’s Role in Risk Oversight

One of the Board’s functions is oversight of risk management. “Risk” is inherent in business, and the Board seeks to understand and advise on risk in conjunction with the activities of the Board and the Board’s committees. Management of the Company is responsible for identifying risk and risk controls related to significant business activities; mapping the risks to Company strategy; and developing programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward, and the appropriate manner in which to control risk. The Board implements its risk oversight responsibilities by having management provide periodic briefings on the significant voluntary and involuntary risks that the Company faces and how the Company is seeking to manage risk. In some cases, as with risks of new technology and risks related to product acceptance, risk oversight is addressed as part of the Board’s oversight of business and strategic developments. In other cases, a Board committee is responsible for oversight of specific risk topics. The Audit Committee oversees issues related to internal control over financial reporting, the Compensation Committee reviews risks that may be implicated by the Company’s compensation programs, as discussed below, and the Corporate Governance Committee oversees risks related to governance policies and practices. The Board and Board committees generally discuss relevant risks and risk control; and the Board members assess and oversee the risks as a part of their review of the related business, financial, or other activities of the Company. In addition, the Board receives presentations during the year from management regarding specific potential risks and trends as necessary. At each Board meeting, the Chief Executive Officer addresses matters of particular importance or concern, including any significant areas of risk requiring Board attention. The Board believes that the practices described above, and the current leadership structure, facilitate effective Board oversight of the Company’s significant risks.

Risk Assessment in Compensation Programs

The Board has assessed the Company’s compensation programs and has concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Board Leadership Structure

Chairman of the Board.    Brian E. Shore has served as the Company’s Chairman of the Board and Chief Executive Officer since 2004. The Board believes that having a combined Chairman of the Board and Chief Executive Officer and independent members of the Board, with a lead independent director, provides the best board leadership structure for the Company. This structure, together with the Company’s other corporate governance practices, provides independent oversight of management while ensuring clear strategic alignment throughout the Company. Specifically, Mr. Shore proposes strategic priorities to the Board, communicates the Board’s guidance to management, and is ultimately responsible for implementing the Company’s key strategic initiatives. The Board has determined that this leadership structure is optimal for the Company because it provides the Company with strong and consistent leadership. Given the current regulatory and market environments, the Board believes that having one leader serving as both the Chairman of the Board and Chief Executive Officer provides decisive and effective leadership.

Lead Independent Director.    Dale Blanchfield has served as the Company’s Lead Independent Director since October 2012. Pursuant to the Company’s Corporate Governance Guidelines, as amended, the independent directors of the Board will annually elect by majority vote a Lead Independent Director, who may be removed or replaced at any time with or without cause by a majority of the independent directors. The Lead Independent Director has the authority to call meetings of the non-management directors or the independent directors; develops agendas for meetings of the non-management directors or independent directors in consultation with the Chairman and Chief Executive Officer; presides at all meetings of the non-management directors or independent directors; provides input on the agenda for meetings of the Board; leads the independent directors in the annual evaluation of the performance of the Chief Executive Officer and communicates that evaluation to the Chief Executive Officer; consults with the Chairman on other matters that are pertinent to the Board and the Company; and has such other powers and responsibilities as requested by the Board.

Annual Meeting Attendance

It is the Company’s policy that all directors are invited to and encouraged to attend Annual Meetings of Shareholders, and all the members of the Board attended the Annual Meeting of Shareholders held virtually on July 18, 2023.

Director Compensation

Each director who is not an employee of the Company or any of its subsidiaries receives a fee of $25,000 per annum for services as a director; the Lead Independent Director receives an additional fee of $7,000 per annum for services as such director; each member of the Audit Committee, other than the Chairman of the Committee, receives a fee of $2,000 per annum for services as a member of the Committee, and the Chairman of the Audit Committee receives a fee of $4,000 per annum for services as Chairman of the Committee; each member of the Compensation Committee receives a fee of $2,000 per annum for services as a member of such Committee; and each director and each Committee member is reimbursed for travel expenses incurred in attending meetings of the Board and of Committees of the Board. Each director may also receive a stock option grant in the discretion of the Stock Option Committee. The Company does not provide stock awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings.

The following table shows all the compensation paid by the Company for the most recent fiscal year, February 27, 2023 to March 3, 2024 for each of the directors of the Company, other than Brian E. Shore. Mr. Shore did not receive any compensation in his capacity as a director. Mr. Shore’s compensation is set forth elsewhere in this Proxy Statement under the caption “Named Executive Officer Compensation — Summary Compensation Table”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(a)	Total
Dale Blanchfield	$36,000	$10,675	$46,675
Shane Connor	$12,500	—	—
Emily J. Groehl	$29,000	$10,675	$39,675
Yvonne Julian	$25,000	$10,675	$35,675
Carl W. Smith	$31,000	$10,675	$41,675
D. Bradley Thress	$25,000	$10,675	$35,675
Steven T. Warshaw	$29,000	$10,675	$39,675

____________

(a)      The amounts in this column are the grant date fair values of stock options granted to each of the named directors during or for the 2024 fiscal year, estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions: a risk-free interest rate of 3.61%, based on U.S. Treasury rates at the date of grant with maturity dates approximately equal to the estimated term of the options at the date of grant; expected volatility of 28.50%, based on historical volatility of the Company’s common stock; expected dividend yield of 3.82%, based on the regular quarterly cash dividend per share most recently declared by the Company; an estimated 8.31 year term of the options, based on evaluations of the historical and expected future employee exercise behavior; and on the exercise price of $13.08 of the option granted. These amounts do not correspond to the actual value that will be realized by the directors if and when they exercise the options. At March 3, 2024, the end of the Company’s last fiscal year, Mr. Blanchfield held outstanding stock options for 25,500 shares of Common Stock, Ms. Groehl held outstanding stock options for 23,500 shares of Common Stock, Ms. Julian held outstanding stock options for 16,000 shares of Common Stock, Mr. Shore held outstanding stock options for 205,000 shares of Common Stock (see the Summary Compensation Table below), Mr. Smith held outstanding stock options for 28,000 shares of Common Stock, Mr. Thress held outstanding stock options for 16,000 shares of Common Stock, and Mr. Warshaw held outstanding stock options for 23,500 shares of Common Stock.

Director Stock Ownership Guideline

During the Company’s 2013 fiscal year, the Board resolved that after a reasonable period of time each director should own approximately 1,000 or more shares of Common Stock. All the directors who were elected prior to 2021 satisfy such guideline.

NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

General.    The Company’s compensation of its named executive officers is composed of annual base salary, annual discretionary cash bonus, annual stock option grant, the annual profit sharing contribution under the Company’s Employees’ Profit Sharing and 401(k) Retirement Savings Plan (the “Profit Sharing Plan”) and modest perquisites. The Company does not have employment agreements or employment termination or severance agreements or change-of-control agreements with any of its executive officers, other than (i) a provision in the Company’s 2002 Stock Option Plan that in the event of a “Change in Control”, as defined in such Plan, any outstanding options will become fully exercisable and (ii) a provision in the Company’s 2018 Stock option Plan that in the event of “Change of Control”, as defined in such Plan, the Stock Option Committee may take such actions as it deems appropriate to provide for accelerated vesting of outstanding unvested options unless the successor or acquirer company assumes or substitutes the options outstanding under the Plan with successor or acquirer options equal in value to options outstanding at the time of the “Change of Control” in which case accelerated vesting will occur only upon involuntary termination of employment without “Cause”, as defined in such Plan, or voluntary termination of employment for “Good Reason”, as defined in such Plan, within one year after the “Change of Control”, all as described under “Named Executive Officer Compensation — Employment, Severance and Change-in-Control Agreements” elsewhere in this Proxy Statement. The Compensation Committee fully supports and endorses this compensation structure, which is designed to provide fair current income to the Company’s named executive officers, a discretionary cash award for individual and enterprise performance, equity participation in the Company’s long-term performance as assessed by the capital markets in which the Company’s common stock is traded and participation in the Company’s profits through discretionary awards to the Profit Sharing Plan.

It is difficult for the Company to ascertain meaningful comparisons because the Company has few, if any, peer-group companies which disclose compensation information since most of its competitors are privately owned or are divisions or business units or subsidiaries of larger publicly owned companies which do not disclose compensation information about the officers of the divisions, business units or subsidiaries of the companies that would serve as a basis for comparison. The Company’s compensation of its senior management is also intended to align management’s incentives with the long-term interests of the Company’s shareholders and to be fair and equitable to the individual and to the Company’s employees and shareholders.

The Compensation and Stock Option Committees determine specific amounts of salary increases, if any, bonuses, if any, and stock option awards, if any, based generally on the Chief Executive Officer’s and the Committees’ subjective view of the Company’s results of operations, the overall performance of each individual, any changes in functional responsibility, promotions, the significance of the individual’s position to the Company, the individual’s experience and expertise, information gathered informally as to compensation levels of comparable companies in the same geographic location as the Company and the Company’s overall results of operations.

The Compensation Committee does not consider specific items of corporate or individual performance, other than the Company’s overall results of operations, in setting compensation policies and making compensation decisions. Consequently, specific forms of compensation are not structured and implemented to reflect any specific performance items. In addition, there are no target levels with respect to certain performance-related factors, and the Committee does not utilize or consider any pre-determined or other objective criteria.

The Company and the Compensation Committee informally gather information as to compensation levels of comparable companies in the same geographic location as the Company, but the Company does not engage in benchmarking total compensation or any element of compensation. The Company’s conduct in informally gathering information consists primarily of the Committee members’ and the Chief Executive Officer’s receipt of anecdotal information, proxy statements of other companies, which they receive because of their personal investments or otherwise, and information in newspapers, magazines and other publications. The Committee and the Chief Executive Officer consider this information in an informal way to assist them in understanding the state of the market for executive talent generally and in their deliberations and efforts to provide fair and equitable compensation to the Company’s executive officers and other employees.

The amounts of compensation awarded for each element of the Company’s compensation program (i.e., salary increases, bonuses and stock options) are subjective and not based on any formula or any pre-determined or other objective criteria. The Compensation Committee’s subjective assessments of the Company’s overall results of operations include the Company’s gross operating margins, operating income, net income and earnings before interest, taxes, depreciation and amortization. The Committee’s assessment of an executive’s overall performance may include such performance factors as leadership qualities, intensity of efforts, cost containment efforts and the success of product promotions. These qualitative inputs are not translated into objective pay determinations for the amounts of salary increases, bonuses or stock option grants.

Base Salaries.    Salaries of executive officers are determined based on the significance of the position to the Company, individual experience and expertise, individual performance and information gathered informally as to compensation levels of comparable companies in the same geographic location as the Company, except the salary of the Chief Executive Officer, who has declined to accept the Compensation Committee’s offer of a salary increase each year since the Company’s 2001 fiscal year and has voluntarily reduced his salary since the 2019 fiscal year, as described below. The Compensation Committee reviews the salary of each executive officer annually and makes adjustments as appropriate, taking into account the recommendations of the Chief Executive Officer.

The Compensation Committee generally provides annual increases in base salaries to compensate for general inflation and cost-of-living increases and occasional, special increases as a result of changes in functional responsibility, promotions, extraordinary efforts, or special accomplishments and the other factors described elsewhere in this “Compensation Discussion and Analysis”.

As previously reported by the Company, the Chairman of the Board and Chief Executive Officer, Brian E. Shore, voluntarily reduced his annual salary from $250,000 to $220,000 for the 2021 fiscal year, and he has continued this voluntary salary reduction for the 2022 through 2024 fiscal years, after voluntarily reducing his annual salary from $357,760 to $250,000 for the 2019 fiscal year and continuing this voluntary salary reduction for the 2020 fiscal year. Mr. Shore reduced his salary by $10,700 during the 2022 fiscal year fourth quarter to offset the cost of a New Year’s bonus paid to employees of the Company in appreciation of their dedication and commitment to the Company. As stated in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 10, 2020, Mr. Shore’s voluntary $30,000 reduction of his annual salary in the 2021 fiscal year was intended to pay for the portion of the increase, in such fiscal year, to the cost of the Company’s medical insurance plan which otherwise would need to be paid for by the Company’s employees through increases to their weekly medical insurance plan contributions. Mr. Shore did not want the Company’s employees to pay more for their medical insurance coverage. Mr. Shore reduced his salary by $5,200 and $11,000 during the 2023 and 2024 fiscal year fourth quarters, respectively, to offset the costs of Christmas bonuses paid to employees of the Company.

Discretionary Annual Bonuses.    Decisions as to the award of cash bonuses to executive officers with respect to each fiscal year are made after the close of the fiscal year. The amount awarded to each executive officer is based on the Company’s overall performance, individual performance, base salary level, bonuses paid in prior years and overall equity and fairness, except the Chief Executive Officer, who has declined to accept the Compensation Committee’s offer of a bonus each year since the Company’s 2001 fiscal year, except for bonuses for the 2008 through 2014 fiscal years, which he donated in their entirety to charity.

The amounts of bonuses for other named executive officers are based on the Chief Executive Officer’s subjective assessments of the individual’s overall performance and the other factors described elsewhere in this “Compensation Discussion and Analysis” and his recommendations to the Compensation Committee, which the Committee then reviews with the Chief Executive Officer and approves as appropriate.

Equity Compensation.    The only form of equity compensation that the Company has awarded consists of incentive stock options and non-qualified stock options under the Company’s stock option plans.

The Stock Option Committee determines the timing of the grant of options and the number of options that it considers appropriate for each executive officer and other key employees of the Company. With the exception of significant promotions and significant new hires, the Stock Option Committee generally grants stock options under the Company’s plan once each year following the availability to the Stock Option Committee of the financial results of operations of the Company for the prior fiscal year, the business plans of the Company for the current fiscal year and the recommendations of the Chief Executive Officer of the Company. The Stock Option Committee provides annual stock option grants based generally on the individual’s position in the Company, the individual’s salary level, the amounts of grants in the past and the total amount expected to be expensed by the Company in the fiscal year for stock option grants and, for named executive officers other than the Chief Executive Officer, the Chief Executive Officer’s subjective view of the individual’s overall performance, the other factors described elsewhere in this “Compensation Discussion and Analysis” and his recommendations to the Committee, which the Committee then reviews with the Chief Executive Officer. In granting stock options, the Stock Option Committee generally does not consider the equity ownership levels of the recipients. The Stock Option Committee has the sole authority to grant stock options and has not delegated any authority to grant stock options.

The Company has not had, and does not have, a program, plan or practice to select the dates of grants of stock options to executive officers or to any employee or director of the Company in coordination with the release of material non-public information. The Company does not plan to time, and it has not previously timed, its release of material non-public information for the purpose of affecting the value of executive compensation. In addition, the Company does not have a program, plan or practice of granting stock options and setting the exercise price or prices of such options based on the fair market value of the Company’s Common Stock on a date other than the grant date. Pursuant to the terms of the Company’s 2002 Stock Option Plan, which was approved by the shareholders of the Company at the Annual Meeting of Shareholders held on July 17, 2002 and which terminated as to the granting of new awards on May 21, 2018, and the 2018 Stock Option Plan, which was approved by the shareholders of the Company at the Annual Meeting of Shareholders held on July 24, 2018, the purchase price of the Common Stock under each stock option granted by the Company is no less than the fair market value of the Common Stock at the time of grant, which, pursuant to the terms of such Plans, is the reported closing price of the Common Stock on the New York Stock Exchange on the date preceding the date the option is granted.

Severance Benefits.    The Company does not have a policy to provide specified severance benefits to employees whose employment is terminated by the Company and does not have employment, termination or severance agreements or change-in-control agreements in place with any of its named executive officers, except for (i) a provision in the Company’s 2002 Stock Option Plan that in the event of a “Change in Control”, as defined in such Plan, any outstanding options will become fully exercisable and (ii) a provision in the Company’s 2018 Stock Option Plan that in the event of “Change of Control”, as defined in such Plan, the Stock Option Committee may take such actions as it deems appropriate to provide for accelerated vesting of outstanding unvested options unless the successor or acquirer company assumes or substitutes the options outstanding under the Plan with successor or acquirer options equal in value to options outstanding at the time of the “Change of Control” in which case accelerated vesting will occur only upon involuntary termination of employment without “Cause”, as defined in such Plan, or voluntary termination of employment for “Good Reason”, as defined in such Plan, within one year after the “Change of Control”, all as described under “Employment, Severance and Change-in-Control Agreements” elsewhere in this Proxy Statement.

Retirement Benefits.    The Board decides annually the amount of the Company’s contribution to the Profit Sharing Plan, which is described elsewhere in this Proxy Statement under the caption “Summary Compensation Table”. The amount of such contribution is discretionary, but may not exceed 25% of the total remuneration paid to eligible employees or such other amount as is allowed under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to this limit, the Board determines the amount to be contributed for each year based on the Company’s overall performance, the amounts contributed in prior years, the amounts of prior contributions recently forfeited by eligible employees due to termination of employment prior to vesting and recommendations from the Company’s Chief Executive Officer. The Summary Compensation Table sets forth the profit sharing contributions made for the benefit of the named executive officers for the 2024, 2023 and 2022 fiscal years.

When the Company calculates overall compensation for its senior management, it considers the benefits expected to be received under the Profit Sharing Plan.

Perquisites and Other Benefits.    The only perquisites for senior managers are the provision of automobiles leased or owned by the Company to certain executive officers and other members of management.

Senior management also participates in the Company’s other employee benefit plans on the same terms as other employees. These plans include medical, dental and life insurance.

Board Process.    The Compensation Committee of the Board approves all salary and bonus compensation and the Stock Option Committee of the Board approves all grants of stock options for executive officers. Executive officers include the Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the “Summary Compensation Table” elsewhere in this Proxy Statement and Christoper J. Goldner, who joined the Company on March 4, 2024 and was elected Vice President-Finance of the Company on April 25, 2024. The Compensation Committee and the Stock Option Committee review the performance and compensation of the Chief Executive Officer and, following discussions with him, establish his compensation level. As he has in the past since the Company’s 2001 fiscal year, the Chief Executive Officer declined to accept the Compensation Committee’s offer of a salary increase and, as disclosed elsewhere in this Proxy Statement and as previously reported by the Company, the Chief Executive Officer voluntarily reduced his annual salary from $250,000 to $220,000 for the 2021 fiscal year, and he has continued this voluntary salary reduction for the 2022 through 2024 fiscal years, after voluntarily reducing his annual salary from $357,760 to $250,000 for the 2019 fiscal year and continuing this voluntary salary reduction for the 2020 fiscal year. The Chief Executive Officer reduced his salary by $10,700 during the 2022 fiscal year fourth quarter to offset the cost of a New Year’s bonus paid to employees of the Company in appreciation of their dedication and commitment to the Company. Mr. Shore reduced his salary by $5,200 and $11,000 during the 2023 and 2024 fiscal year fourth quarters, respectively, to offset the costs of Christmas bonuses paid to employees of the Company. For the other executive officers, the Chief Executive Officer makes recommendations to the Compensation Committee and to the Stock Option Committee. The amount of discretionary contributions to the Profit Sharing Plan for each fiscal year is determined by the Board taking into account the recommendations of the Chief Executive Officer.

The Board, the Compensation Committee and the Stock Option Committee, as the case may be, use no set formulas in making their determinations and may ascribe different weight to different factors for each executive officer. The weight ascribed to each factor may vary from year to year.

Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code prohibits the deduction of otherwise deductible compensation in excess of $1 million per year paid to the Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the “Summary Compensation Table for 2024, 2023 and 2022 Fiscal Years” elsewhere in this Proxy Statement.

Shareholder Vote on Executive Compensation.    The Company has considered the results of the most recent shareholder advisory vote on executive compensation required by the Securities and Exchange Commission’s proxy rules in determining its compensation policies and decisions. In light of the high level of support the proposal to approve the compensation of the named executive officers received at the July 18, 2023 Annual Meeting and at prior Annual Meetings, the Company’s compensation policies and decisions, explained in detail in this “Compensation Discussion and Analysis”, continue to be designed to focus on pay for performance and to align the long-term interests of the Company’s executive officers with the long-term interests of the Company’s shareholders. The Company will include a shareholder vote on executive compensation in its proxy materials each year until the next required vote on the frequency of shareholder votes on executive compensation or until the Company’s Board of Directors otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company; and based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
Emily J. Groehl, Chair Dale Blanchfield Carl W. Smith Steven T. Warshaw

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee were independent directors during the 2024 fiscal year, and none of them is, or has been, an employee or officer of the Company, except that Emily Groehl was an employee of the Company prior to 2006 and a consultant of the Company prior to 2020, and Carl Smith was an employee of the Company prior to 2007 and a consultant of the Company prior to 2012 . During the 2024 fiscal year, none of the Company’s executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officers served on the Board or the Compensation Committee.

Summary Compensation Table for 2024, 2023 and 2022 Fiscal Years

The following table shows all the compensation paid by the Company for the last three completed fiscal years for the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, and the Company’s two next most highly compensated executive officers serving in such capacity as of the last day of the Company’s most recently completed fiscal year, which was March 3, 2024.

Name and Principal Position	Year(a)	Salary	Bonus(b)	Option Awards(c)	All Other Compensation(d), (e)	Total
Brian E. Shore	2024	$213,556	$—	$76,250	$5,917	$295,723
Chairman of the Board and	2023	214,800	—	81,495	5,907	302,202
Chief Executive Officer	2022	209,300	—	90,000	5,869	305,169
P. Matthew Farabaugh	2024	229,569	50,000	45,750	6,581	331,900
Senior Vice President and	2023	215,130	22,000	35,314	6,521	278,965
Chief Financial Officer	2022	211,000	20,000	24,000	6,399	261,399
Mark Esquivel	2024	244,756	30,000	61,000	7,266	343,022
President and	2023	234,500	27,500	54,330	7,205	323,535
Chief Operating Officer	2022	230,000	35,000	75,000	7,309	347,309
Cory Nickel	2024	168,702	20,000	53,375	4,547	246,624
Senior Vice President and General Manager(f)	2023	131,295	25,000	35,314	4,298	195,907

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The salary amounts for the 2024 fiscal year consisted of 53 weeks. Mr. Shore has declined to accept the Compensation Committee’s offer of a salary increase and a bonus each year since the Company’s 2001 fiscal year, except for the bonuses for the 2008 through 2014 fiscal years, which he donated in their entirety to charity.

As disclosed elsewhere in this Proxy Statement and as previously reported by the Company, the Chief Executive Officer voluntarily reduced his annual salary from $250,000 to $220,000 for the 2021 fiscal year, and he has continued this voluntary salary reduction for the 2022 through 2024 fiscal years, after voluntarily reducing his annual salary from $357,760 to $250,000 for the 2019 fiscal year and continuing this voluntary salary reduction for the 2020 fiscal year. He volunteered such reduction without any consideration of the Chief Executive Officer pay ratio disclosed elsewhere in this Proxy Statement and, therefore, with no intention to affect such ratio. Mr. Shore reduced his salary by $10,700 during the 2022 fiscal year fourth quarter to offset the cost of a New Year’s bonus paid to employees of the Company in appreciation of their dedication and commitment to the Company. Mr. Shore’s voluntary $30,000 reduction of his annual salary in the 2021 fiscal year was intended to pay for the portion of the increase, in such fiscal year, to the cost of the Company’s medical insurance plan which otherwise would need to be paid for by the Company’s employees through increases to their weekly medical insurance plan contributions. Mr. Shore did not want the Company’s employees to pay more for their medical insurance coverage. Mr. Shore reduced his salary by $10,700 during the 2022 fiscal year fourth quarter and $5,200 and $11,000 during the 2023 and 2024 fiscal year fourth quarters, respectively, to offset the costs of bonuses paid to employees of the Company.

(a)      Information is provided for the Company’s fiscal years ended March 3, 2024, February 26, 2023 and February 27, 2022.

(b)      The amounts of bonuses for the 2024, 2023 and 2022 fiscal years consist of discretionary annual bonuses.

(c)      The amounts in this column are the grant date fair values of stock options granted to each of the named executive officers for or during such fiscal years, estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions: a risk-free interest rate of 2.70%, based on U.S. Treasury rates at the date of grant with maturity dates approximately equal to the estimated term of the options at the date of grant; expected volatility of 28.21%, based on historical volatility of the Company’s common stock; expected dividend yield of 3.32%, based on the regular quarterly cash dividend per share most recently declared by the Company; an estimated 8.09 year term of the options, based on evaluations of the historical and expected future employee exercise behavior; and on the exercise price of $12.06 of the option granted. These amounts do not correspond to the actual value that will be realized by the named officers if and when they exercise the options.

(d)      The Company may make contributions to the Company’s Profit Sharing Plan, which vest in accordance with a graduated scale based on years of service of the employee with the Company. Substantially all full-time employees of the Company and its subsidiaries in the United States, including the Company’s executive officers, participate in the profit sharing portion of the Profit Sharing Plan, which is intended to provide retirement benefits to such employees and which is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The amounts of profit sharing contributions, if any, by the Company and its subsidiaries to the accounts of participating employees are percentages of the eligible compensation of the participating employees up to a maximum amount of compensation for each employee established under the Code, which was $330,000 for the Company’s most recent fiscal year. The Board decides annually the amount of the Company’s profit sharing contribution, which is discretionary, but may not exceed 25% of the total remuneration paid to eligible employees or such other amount as is allowed under the Code. Subject to this limit, the Board determines the amount to be contributed for each year based on the Company’s overall performance, the amounts contributed in prior years, the amounts of prior contributions recently forfeited by eligible employees due to termination of employment prior to vesting and recommendations from the Company’s Chief Executive Officer. The percentages of compensation contributed to the Plan may vary between the Company and each subsidiary, but the percentage must be the same for each participating employee of the Company or the subsidiary, as the case may be. The amounts in this column are the contributions made for the benefit of the named executive officers for the 2024, 2023 and 2022 fiscal years.

(e)      The Company provides no personal benefits to its executive officers other than automobiles for certain officers, the incremental cost to the Company of which is less than $10,000 per year and is not included in the Summary Compensation Table.

(f)      Mr. Nickel has held various positions since he joined the Company in 2011 and was appointed Vice President and General Manager of the Company in October 2020 and was elected Senior Vice President and General Manager of the Company in August 2022. No amounts are included in the Summary Compensation Table for Mr. Nickel for the fiscal year 2022 since he did not become a named executive officer until fiscal year 2023

Grants of Plan-Based Awards for 2024 fiscal Year

The only plans pursuant to which the Company has granted equity awards to its executive officers or other employees were the 2002 Stock Option Plan, which terminated on May 21, 2018, and its 2018 Stock Option Plan, which was approved by the shareholders of the Company at the Annual Meeting of Shareholders on July 24, 2018. Both the 2002 Stock Option Plan and the 2018 Stock Option Plan were approved by the Company’s shareholders and provide for the grant of stock options to directors, key employees of the Company and consultants to the Company. Both the 2002 Stock Option Plan and the 2018 Stock Option Plan provide for the grant of both options which qualify as incentive stock options under the Code and non-qualified stock options. All options granted under both the 2002 Stock Option Plan and the 2018 Stock Option Plan have exercise prices equal to the fair market value of the underlying Common Stock of the Company on the dates of grant, which, in accordance with the terms of the Plans, is the reported closing price of the Common Stock on the New York Stock Exchange on the date preceding the date the option was granted. Options granted under the Plans become exercisable 25% one year from the date of grant, with an additional 25% exercisable each succeeding anniversary of the date of grant, and expire 10 years from the date of grant. The 2002 Stock Option Plan and the 2018 Stock Option Plan are each administered by the Stock Option Committee.

The following table provides information with respect to options to purchase shares of Common Stock granted to the named executive officers in the Company’s last fiscal year; all of which were granted pursuant to the 2018 Stock Option Plan. The table provides no information regarding non-equity incentive plan awards or stock awards because the Company does not have any non-equity incentive plan and does not award stock to any of its executive officers or to any of its other employees.

Name	Grant Date(a)	All Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards $(/Sh)(b)	Grant Date ClosingPrice(b)	Grant Date Fair Value of Option Awards(c)
Brian E. Shore	05/01/23	25,000	$13.08	$13.23	$76,250
P. Matthew Farabaugh	05/01/23	15,000	13.08	13.23	45,750
Mark A. Esquivel	05/01/23	20,000	13.08	13.23	61,000
Cory Nickel	05/01/23	17,500	13.08	13.23	53,375

____________

(a)      Grant date is the date on which stock options were granted to the named executive officers under the Company’s 2018 Stock Option Plan.

(b)      All options granted under the 2018 Stock Option Plan have exercise prices equal to the fair market value of the underlying Common Stock of the Company on the dates of grant, which, in accordance with the terms of such Plan, is the reported closing price of the Common Stock on the New York Stock Exchange on the date preceding the date the option was granted. The reported closing price of the Common Stock on the New York Stock Exchange on May 1, 2023, the date of grant, was $13.23.

(c)      The value for options was estimated at the dates of grant using the Black-Scholes option-pricing model with the following assumptions: a risk-free interest rate of 3.61%, based on U.S. Treasury rates at the date of grant with maturity dates approximately equal to the estimated term of the options at the date of the grant; expected volatility of 28.50%, based on historical volatility of the Company’s Common Stock; expected dividend yield of 3.82%, based on the regular quarterly cash dividend per share most recently declared by the Company; an estimated 8.31 year term of the options, based on evaluations of the historical and expected future employee exercise behavior; and on the exercise price of $13.08 of the option granted. These amounts do not correspond to the actual value that will be realized by the named executive officers if and when they exercise the options.

Outstanding Equity Awards at 2024 fiscal Year-End

The following table provides information regarding unexercised stock options held by the named executive officers as of the end of the Company’s last fiscal year. The table provides no information regarding stock awards because the Company does not award stock to any of its executive officers or to any of its other employees.

All stock options held by the named executive officers and by all other employees of the Company as of March 3, 2024 were granted under the Company’s 2002 Stock Option Plan, which terminated with respect to granting new awards on May 21, 2018, and the 2018 Stock Option Plan. The Board adopted the 2018 Stock Option Plan, and the shareholders of the Company approved the 2018 Stock Option Plan at the Annual Meeting of Shareholders on July 24, 2018. The Plans provide for the grant of stock options to directors and key employees of the Company and consultants to the Company. All options granted under such Plans have exercise prices equal to the market value of the underlying Common Stock of the Company on the dates of grant which, in accordance with such Plans, is the reported closing price of the Common Stock on the New York Stock Exchange on the date preceding the date the option was granted. Options granted under the Plans become exercisable 25% one year after the date of grant, with an additional 25% becoming exercisable each succeeding anniversary of the date of grant, and expire ten years after the date of grant.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)(b)	Option Expiration Date(c)
Brian E. Shore	3/2/2015	30,000	—	$12.46	3/2/2025
	1/12/2016	35,000	—	$5.23	1/12/2026
	5/7/2019	25,000	—	$14.44	5/7/2029
	4/9/2020	22,500	7,500	$11.58	4/9/2030
	4/2/2021	15,000	15,000	$12.80	4/2/2031
	4/12/2022	7,500	22,500	$11.06	4/12/2032
	5/1/2023	—	25,000	$13.08	5/1/2033
P. Matthew Farabaugh	3/2/2015	9,000	—	$12.46	3/2/2025
	1/12/2016	10,000	—	$5.23	1/12/2026
	5/7/2019	8,000	—	$14.44	5/7/2029
	4/9/2020	6,000	2,000	$11.58	4/9/2030
	4/2/2021	4,000	4,000	$12.80	4/2/2031
	4/12/2022	3,250	9,750	$11.06	4/12/2032
	5/1/2023	—	15,000	$13.08	5/1/2033
Mark A. Esquivel	3/2/2015	4,500	—	$12.46	3/2/2025
	1/12/2016	15,000	—	$5.23	1/12/2016
	5/7/2019	15,000	—	$14.44	5/7/2029
	4/9/2020	18,750	6,250	$11.58	4/9/2030
	4/2/2021	12,500	12,500	$12.80	4/2/2031
	4/12/2022	5,000	15,000	$11.06	4/12/2032
	5/1/2023	—	20,000	$13.08	5/1/2033
NICKEL, CORY	3/2/2015	250	—	$12.46	3/2/2025
	1/12/2016	250	—	$5.23	1/12/2016
	5/7/2019	750	—	$14.44	5/7/2029
	4/9/2020	2,250	750	$11.58	4/9/2030
	4/2/2021	4,000	4,000	$12.80	4/2/2031
	4/12/2022	3,250	9,750	$11.06	4/12/2032
	5/1/2023	—	17,500	$13.08	5/1/2033

____________

(a)      All options become exercisable 25% one year after the date of grant, with an additional 25% exercisable each succeeding anniversary of the date of grant.

(b)      Option exercise prices have been adjusted for the special cash dividends of $2.50 per share paid on February 25, 2014, $1.50 per share paid on February 24, 2015, $3.00 per share paid on February 13, 2018, $4.25 per share paid on February 5, 2019, $1.00 per share paid on February 20, 2020 and $1.00 per share paid on April 6, 2023.

(c)      All options expire ten years after the date of grant.

Option Exercises in 2024 fiscal Year

The named executive officers did not exercise any stock options during the Company’s last completed fiscal year. The Company does not award stock to any of its named executive officers or to any of its other employees, and the Company has not granted any stock appreciation rights.

Pension Benefits and Non-Qualified Defined Contribution and Other Non-Qualified Deferred Compensation Plans

The Company does not have a defined benefit pension plan and does not provide pension benefits for its executive officers or for any of its other employees, and the Company does not have any non-qualified supplemental pension, defined contribution or other deferred compensation plan for its executive officers or for any of its other employees.

Employment, Severance and Change-in-Control Agreements

All of the Company’s executive officers and other employees are employees-at-will, meaning that either the employee or the Company may terminate the employee’s employment at any time for any reason or for no stated reason and with or without an explanation. The Company does not have employment agreements or employment termination or severance agreements or change-in-control agreements with any of its executive officers, other than a provision in its 2002 Stock Option Plan that in the event of a “Change of Control” (as defined in such Plan) any outstanding options will become fully exercisable. The 2018 Stock Option Plan does not provide for the acceleration of the exercisability of outstanding options in the event of a “Change of Control” (as defined in the 2018 Stock Option Plan), if the successor/acquirer company assumes or substitutes the options outstanding under the Plan with successor/acquirer options equal in value to options outstanding at the time of the “Change of Control”. If the successor/acquirer assumes or substitutes the options outstanding under the Plan, accelerated vesting will occur only upon involuntary termination of employment without “Cause” (as defined in the 2018 Stock Option Plan) or voluntary termination of employment for “Good Reason” (as defined in the 2018 Stock Option Plan) within one year after the “Change of Control”.

If a “Change of Control”, as defined in the 2002 Stock Option Plan, had occurred on March 1, 2024, the last business day of the Company’s last completed fiscal year, the named executive officers could have realized the following values from the unexercisable stock options listed in the table elsewhere in this Proxy Statement under the caption “Outstanding Equity Awards at 2024 fiscal Year-End” (with value realized equaling the market value of the underlying shares of Common Stock on March 1, 2024, which is the reported closing price of the Common Stock on the New York Stock Exchange on such date, which was $14.95, less the exercise price, times the number of shares that could be acquired at that date, without deducting any taxes): Mr. Shore — $564,900; Mr. Farabaugh — $165,153; Mr. Esquivel — $274,168; and Mr Nickel — $32,260.

Chief Executive Officer Pay Ratio

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Securities and Exchange Commission (the “SEC”) adopted a rule in August 2015 requiring annual disclosure of the ratio of the annual total compensation of a company’s median employee to the annual total compensation of a company’s principal executive officer. The Company is providing the following information in accordance with this requirement.

In the 2024 fiscal year, the annual total compensation of Brian E. Shore, the Company’s Chief Executive Officer, was $295,723, and the annual total compensation of the Company’s median employee was $52,280. Consequently, the ratio of the annual total compensation of the Company’s Chief Executive Officer to the annual total compensation of the Company’s median employee was 5.7 to 1.

The employee population used to identify the Company’s median employee for the 2024 fiscal year included all employees of the Company, not including Mr. Shore, whether employed on a full-time, part-time, seasonal or temporary basis, as of March 3, 2024, the last day of the Company’s 2024 fiscal year. As of such date, the Company had 123 total employees, all of whom were in the U.S.

The Company used total cash compensation, including base salary or wages plus overtime pay for the 2024 fiscal year and annual wage supplements and bonuses paid and accrued for the 2024 fiscal year, as the consistently-applied compensation measure to identify the Company’s median employee. The Company annualized the total cash compensation for permanent employees who commenced work or were on leave during the 2024 fiscal year. No cost-of-living adjustments were made when identifying the median employee. The Company otherwise did not make any assumptions, adjustments, or estimates with respect to the employee population or the compensation measure.

After identifying the median employee, the Company calculated the annual total compensation for the median employee using the same methodology used for the named executive officers as set forth in the “Summary Compensation Table” in this Proxy Statement.

SEC rules provide flexibility in the method of determining the median employee and calculating the pay ratio, and, therefore, the pay ratio reported may not be comparable to the pay ratio reported by other companies, including peer companies.

PROPOSAL NO. 2 — ADVISORY (NON-BINDING) RESOLUTION RELATING TO
COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law by President Obama on July 21, 2010, requires public companies to provide their shareholders with an advisory, non-binding vote to approve executive compensation at least once every three years. The Company is providing this shareholder advisory vote on its executive compensation in accordance with Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a), which the Securities and Exchange Commission (the “SEC”) adopted on January 25, 2011 in order to implement the Dodd-Frank Act’s requirement. The Company will include a shareholder vote on executive compensation in its proxy materials each year until the next required vote on the frequency of shareholder votes on executive compensation, which must be held no later than 2025, or until the Company’s Board of Directors otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

As described in the “Compensation Discussion and Analysis” elsewhere in this Proxy Statement, the Compensation and Stock Option Committees have developed an executive officer compensation program designed to pay for performance and to align the long-term interests of the Company’s executive officers with the long-term interests of the Company’s shareholders. The Company’s disclosure in the Compensation Discussion and Analysis and the disclosure included elsewhere in this Proxy Statement under the caption “Named Executive Officer Compensation” have been provided in response to the requirements of Item 402 of Regulation S-K of the SEC and explain the compensation policies under which the Company paid its named executive officers for the 2024 fiscal year.

Under the Dodd-Frank Act and the related SEC rules, the Company’s shareholders’ vote on this resolution is an advisory or “non-binding” vote. This means that the purpose of the vote is to provide shareholders with a method to give their opinion to the Board and the Compensation and Stock Option Committees about the Company’s executive officer compensation. The Board is not required by law to take any action in response to the shareholder vote. As an advisory vote, the outcome of this vote is not binding on the Company or on the Board. However, the Board and the Compensation and Stock Option Committees will consider the voting outcome in connection with their ongoing evaluation of the Company’s compensation programs and arrangements.

Shareholders are being asked to approve the Company’s named executive officer compensation as described in this Proxy Statement. This approval vote is not intended to address any specific element of compensation but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The Board recommends that shareholders approve the following resolution:

RESOLVED, that the shareholders approve the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission (including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures).

Vote Required

Approval of the compensation of the Company’s named executive officers, on an advisory basis, requires the affirmative vote of the holders of a majority of the shares casting votes online or by proxy on this proposal at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” approval of the compensation of named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission. Proxies solicited by the Board will be voted in accordance with their terms and, in the absence of contrary instructions, for the approval, on an advisory basis, of the Company’s named executive officer compensation.

PROPOSAL NO. 3 — AMENDMENT TO 2018 STOCK OPTION PLAN TO INCREAS NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 750,000 SHARES

At the Meeting, shareholders will be asked to approve an amendment to the 2018 Stock Option Plan to increase the number of shares available under the Plan (the “Amendment”). The Board adopted the proposed Amendment, subject to shareholder approval, on June 13, 2024.

Since 1961, the Company has had stock option plans for employees of the Company and its subsidiaries. The Board is of the opinion that the 2018 Stock Option Plan, and its predecessor plans, including the 1982 Stock Option Plan, the 1992 Stock Option Plan and the 2002 Stock Option Plan, have been of significant importance and benefit to the Company and its shareholders in enabling the Company to attract and retain directors, officers and other key employees and in increasing their commitment to the Company’s continued success and better aligning their economic interests with the Company and its shareholders. The Board believes that the Company’s continued success depends in large part upon its ability to attract and retain personnel of high caliber and that one of the most effective means of attaining these objectives is to afford them an opportunity, through purchase of shares, to acquire a proprietary interest in the Company. In the view of the Board, the proposed Amendment will enable the Company to continue to realize the benefits of stock options.

In 2018, the Board of Directors adopted, and the shareholders approved, the 2018 Stock Option Plan, effective May 8, 2018, the date of its adoption by the Board. The 2018 Stock Option Plan is designed to provide for the grant of options which will qualify as “incentive stock options” under Section 422 of the Code, and options which will not qualify as incentive stock options. The Park Aerospace Corp. 2002 Stock Option Plan, as amended July 2008 (the “2002 Plan”), terminated on May 21, 2018, and the authority to grant options under such Plan expired on such date. Stock options previously granted under the 2002 Plan will remain outstanding pursuant to the terms of the 2002 Plan.

Prior to giving effect to the proposed Amendment being voted on at the Meeting, the maximum number of shares of the Company’s Common Stock with respect to which options may be granted under the 2018 Stock Option Plan is 800,000 shares, subject to adjustment (together with the exercise price of options) to reflect any change in the Company’s outstanding shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations or other similar events affecting the number or kind of outstanding shares. Options may be granted under the 2018 Stock Option Plan to key employees and consultants, including officers and directors who are employees of the Company or any of its subsidiaries, and to directors of the Company who are not employees of the Company or any of its subsidiaries. At June 13, 2024, 49 employees of the Company and its subsidiaries and the directors of the Company were participants in the 2018 Stock Option Plan.

The 2018 Stock Option Plan will terminate on May 8, 2028, and the authority to grant options under such Plan will expire on that date.

The closing price of the Company’s Common Stock on the New York Stock Exchange on June 13, 2024 was $13.31 per share.

A summary of the proposed Amendment is set forth below, followed by a summary of the terms of the 2018 Stock Option Plan as currently in effect.

Amendment

Shares Subject to the 2018 Stock Option Plan.    The Amendment increases the number of shares of the Company’s Common Stock with respect to which options may be granted under the 2018 Stock Option Plan by 750,000 shares. At June 13, 2024, there were approximately 252,000 shares remaining for which options may be granted under the 2018 Stock Option Plan, which may not be sufficient for the Company’s grants of stock options during the next twelve months if the Company follows its recent historical stock option grant patterns and if the Company desires to grant stock options to attract key senior employees during the next twelve months. The Amendment increases the total number of shares with respect to which stock options may be granted under the 2018 Stock Option Plan from 800,000 to 1,550,000, subject to adjustment (together with the exercise price of options) to reflect any change in the Company’s outstanding shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations or other similar events affecting the number or kind of outstanding shares.

For purposes of this proposal, the “Company” refers to Park Aerospace Corp. and its present or future subsidiaries, or any one of them, unless the context otherwise requires, and the words “Share” or “common stock” refers to the common stock of Park Aerospace Corp.

Summary of the 2018 Plan

The summary of the 2018 Plan that follows is qualified, in its entirety, by the provisions of the 2018 Plan, which is attached as Appendix A to this Proxy Statement.

Key Features Protecting Shareholder Interests and Promoting Effective Corporate Governance.    The 2018 Plan includes the following features to protect shareholders’ interests and to promote effective corporate governance:

•        Minimum one-year vesting.    The 2018 Plan requires that all stock options have a minimum vesting period of one year from the grant date, provided, that stock options with respect to 5% of the total Shares authorized to be issued under the 2018 Plan may be granted under the 2018 Plan with a vesting period of less than one year.

•        No discounted stock options.    The 2018 Plan prohibits the granting of stock options with an exercise price less than the fair market value of the common stock on the grant date.

•        No repricing of stock options, except for limited circumstances as set forth in the 2018 Plan as it relates to special or extraordinary distributions or dividends.    The 2018 Plan prohibits the repricing of stock options either by payment in cash, by amendment of a stock option contract or by substitution of a new stock option at a lower price, in each case, without shareholder approval.

•        Non-employee director limit.    The 2018 Plan provides that the aggregate fair market value of all options granted to any non-employee director during any fiscal year shall not exceed $500,000.

•        Individual limit.    No individual may receive in any fiscal year, stock options which in the aggregate exceed the greater of (i) 50% of the total number of Shares granted under the 2018 Plan in any such year or (ii) 100,000 Shares.

•        Change of control.    No single trigger vesting on a “Change of Control”, as defined in the 2018 Plan, if stock options outstanding under the 2018 Plan are assumed or substituted. The 2018 Plan does not accelerate the vesting of unvested stock options upon a change of control if the successor/acquirer company assumes or substitutes the outstanding stock options with successor/acquirer company options equal in value to stock options outstanding at the time of the Change of Control. If the successor/acquirer assumes or substitutes the outstanding stock options, accelerated vesting will occur only upon involuntary termination of employment without “Cause”, as defined in the 2018 Plan, or voluntary termination of employment for “Good Reason”, as defined in the 2018 Plan, within one year after the Change of Control.

•        No dividend equivalents or dividends.    The 2018 Plan prohibits the payment of dividend equivalents or dividends on stock options.

•        Independent committee administration.    The 2018 Plan is administered by the Stock Option Committee, whose members are independent under New York Stock Exchange rules and satisfy the “non-employee director” requirements of Rule 16b-3 of the Exchange Act.

Share Reserve and Stock Option Limits.    The 2018 Plan provides for the grant of stock options to directors, officers, employees and consultants of the Company to acquire up to an aggregate of 800,000 Shares (the “Shares Available for Issuance”). For purposes of calculating the Shares Available for Issuance, each stock option to purchase a Share will be counted as one Share. If a stock option expires or is terminated without being exercised, the Shares covered by such stock option would revert to Shares Available for Issuance. Shares used to satisfy the payment of exercise price or any federal income tax or other withholding requirements will not be included in Shares Available for Issuance under the 2018 Plan for grants of stock options. Shares issued under the 2018 Plan may be authorized shares that have been previously unissued or Shares held in treasury.

Administration.    If approved by shareholders, the Stock Option Committee will administer the 2018 Plan. The Stock Option Committee has the authority to select the persons to whom stock options are granted, to determine or modify the form, amount, terms, conditions, restrictions, and limitations of stock options (including vesting provisions

(time or performance), terms of exercise or settlement and expiration dates) and to make all other determinations necessary or desirable for the administration of the 2018 Plan. Additionally, the Stock Option Committee may send any action or determination to the Board for its review, approval or ratification, provided, that the Board may also act in place of the Stock Option Committee for these purposes.

Eligibility.    Stock options may be granted under the 2018 Plan to directors, officers, employees or consultants of the Company. As of the date of this Proxy Statement, the Company has seven non-employee directors, four executive officers/Section 16 officers, and approximately 100 other employees who may be eligible to receive stock options under the 2018 Plan.

Stock Options under the 2018 Plan.    The 2018 Plan permits the grant of options to purchase Shares that are intended to qualify as incentive stock options under the Internal Revenue Code, and options to purchase Shares that do not qualify as incentive stock options (“non-qualified options”). The exercise price of each stock option may not be less than 100% of the fair market value of the Shares on the date of grant. In the case of certain 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. An exception to these requirements is made for adjustments to outstanding stock options as a result of changes to the Shares in certain corporate transactions where the exercise price would be adjusted to preserve the economic value of such stock option. For these purposes, “fair market value” shall mean the reported closing price of a Share on the New York Stock Exchange on the date preceding the grant date.

The term of each stock option is fixed by the Stock Option Committee and may not exceed ten years from the date of grant; provided, however, that in the case of certain 10% shareholders who receive incentive stock options the term of the stock option may not exceed five years.

An optionee may pay the exercise price of a stock option by cash, check, bank draft, money order, wire or other transfer of funds to the Company, or to the extent authorized by the Stock Option Committee, by tendering Shares or by means of a broker-assisted cashless exercise.

Stock options granted under the 2018 Plan may not be transferred other than by will or under applicable laws of descent and distribution. However, the 2018 Plan permits limited transfers of non-qualified options for the benefit of family members of grantees not for value, as determined by the Stock Option Committee.

Stock options may not be repriced, directly or indirectly, without shareholder approval.

Performance-Based Stock Options under the 2018 Plan.    The 2018 Plan permits the inclusion of one or more performance components for stock options. With each performance-based stock option, the Stock Option Committee will specify the performance goal or goals and other criteria to be achieved. There may be more than one performance-based stock option in existence at any one time and performance periods may differ. Also, performance-based stock options under the 2018 Plan may have different performance goals or other criteria for an optionee or different optionees. These specifications will be in writing as part of the stock option contract, and the Stock Option Committee will make any determination as to the achievement of any performance goals relating to performance-based stock options.

Termination of Employment or Service (other than Change of Control).    Except as otherwise set forth in the applicable stock option contract or an applicable employment, consulting or severance agreement, in the event an optionee’s employment or service terminates, then all of the optionee’s stock options will be treated as follows:

•        If the termination of employment or service is for “Cause,” as defined in the 2018 Plan, or without the consent of the Company, all unexercised stock options, whether vested or unvested, will be forfeited and canceled as of the date of the termination of employment or service.

•        If the termination of employment or service is due to the optionee’s “disability,” as defined in the 2018 Plan, all unvested stock options will be forfeited and canceled as of the date of the termination of employment or service and vested stock options will be exercisable for one year after such optionee’s termination of employment or service.

•        If the termination of employment or service is due to the optionee’s death, all unvested stock options will be forfeited and canceled as of the date of the termination of employment or service and vested stock options will be exercisable for six months (by the executor, administrator or such other person entitled by law to such rights under such stock options) after such optionee’s termination of employment or service.

•        If the termination of employment or service is due to other reasons, generally all unvested options will be forfeited and cancelled, and vested stock options that have vested and are exercisable will remain exercisable until three months after the date of the termination of employment or service.

Change of Control.    The 2018 Plan generally provides for double-trigger vesting upon a “Change of Control”, as defined in the 2018 Plan. If the outstanding stock options are assumed or substituted by the acquiring entity or successor, the vesting of such stock options will be accelerated (and, as applicable, accelerated exercisability and continued or deemed determination regarding achievement of any performance criteria) upon involuntary termination of employment without “Cause”, as defined in the 2018 Plan, or voluntary termination of employment by the optionee for “Good Reason”, as defined in the 2018 Plan, within one year after the Change of Control.

If the outstanding stock options are not assumed or substituted by the acquiring entity or successor, then the Stock Option Committee may take such action as it deems appropriate to provide for the accelerated vesting and exercisability of outstanding unvested stock options.

Adjustment of Stock Options.    The number of Shares of outstanding stock options, the Shares Available for Issuance, the exercise price of each outstanding stock option, and the other terms and conditions of outstanding stock options will be subject to adjustment in the event of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or special dividend or distribution or other similar transaction affecting Company common stock.

Expiration Date and Amendment and Termination.    No stock option grants may be made under the 2018 Plan following ten years from its effective date.

The Stock Option Committee may amend, suspend or terminate the 2018 Plan at any time with respect to grants of stock options that have not been made. No amendment to the 2018 Plan may modify the 2018 Plan without shareholder approval to the extent such approval is required by applicable law or stock exchange requirements. Additionally, no amendment may impair the rights of optionees regarding outstanding stock options without their written consent.

Federal Income Tax Consequences

Incentive Stock Options.    Under the Internal Revenue Code, incentive stock options may only be granted to employees of the Company.

The grant of an incentive stock option will not be a taxable event for the optionee or for the employer. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of Shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the Shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to a compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grant must be made by the optionee’s employer or a parent or subsidiary of the employer. The optionee must remain employed from the date the stock option is granted through a date within three months before the date of exercise of the stock option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the optionee will recognize ordinary income upon the disposition of the Shares in an amount generally equal to the excess of the fair market value of the Shares at the time the stock option was exercised over the exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will be allowed a compensation expense deduction to the extent that the grantee recognizes ordinary income.

Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the optionee or for the Company. Upon exercising a non-qualified option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. Upon a subsequent sale or exchange of Shares acquired pursuant to the exercise of a non-qualified option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Shares (generally, the amount paid for the Shares plus the amount treated as ordinary income at the time the stock option was exercised). The employer will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income.

Registration with Securities and Exchange Commission

If shareholders approve the Amendment to the 2018 Plan, a registration statement on Form S-8 covering the Shares Available for Issuance will be filed with the Securities and Exchange Commission.

New Plan Benefits

Grants of stock options under the 2018 Plan will be made at the discretion of the Stock Option Committee. Accordingly, it is not possible to currently determine the amount of grants of stock options that will be made under the 2018 Plan.

Equity Compensation Plan Information

The following table provides information as of the end of the Company’s most recent fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
	(A)
Equity compensation plans approved by security holders(a)	708,325	$11.53	252,050
Equity compensation plans not approved by security holders(a)	-0-	-0-	-0-
Total	708,325	$11.53	252,050

____________

(a)      As of the end of the 2024 fiscal year, the Company’s only equity compensation plan was its 2018 Stock Option Plan, which was approved by the Company’s shareholders in July 2018. Authority to grant additional options under the 2002 Plan expired on May 21, 2018, and all options granted to date under the 2002 Plan will expire in April 2028 or earlier.

Vote Required

Approval of the Amendment to the 2018 Plan requires the affirmative vote of the holders of a majority of the shares casting votes online or by proxy on this proposal at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” approval of the Amendment to the 2018 Plan, as disclosed in this proxy statement. Proxies solicited by the Board will be voted in accordance with their terms and, in the absence of contrary instructions, for the approval of the Amendment to the 2018 Plan.

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2025 FISCAL YEAR

The Audit Committee has appointed CohnReznick LLP as the Company’s independent registered public accounting firm for the current fiscal year, which ends March 2, 2025, to audit the consolidated financial statements of the Company and its subsidiaries for the 2025 fiscal year; and the Board is requesting ratification of such appointment by the shareholders at the Meeting. If this appointment is not ratified by the holders of a majority of the shares voting online or by proxy at the Meeting, the Audit Committee will consider appointing another independent registered public accounting firm. The Audit Committee may terminate the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm without the approval or ratification of the Company’s shareholders whenever the Audit Committee considers such termination to be appropriate. A representative of CohnReznick LLP is expected to be virtually present at the Meeting and will have an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

Vote Required

Ratification of CohnReznick LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares casting votes online or by proxy on this proposal at the Meeting. Abstentions will have no effect on the outcome of the vote.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm. Proxies solicited by the Board will be voted in accordance with their terms and, in the absence of contrary instructions, for the ratification of such appointment.

Independent Registered Public Accounting Firm Fees

The following table shows the fees paid or accrued for audit, audit-related, tax and all other services rendered by CohnReznick LLP for the fiscal years ended March 3, 2024 and February 26, 2023, respectively:

	2024	2023
Audit Fees(a)	$311,307	$253,302
Audit-Related Fees(b)	0	3,000
Tax Fees	0	0
All Other Fees	0	0
	$256,302	$256,302

____________

(a)      Audit fees include fees for the audit of the Company’s consolidated financial statements, interim reviews of the Company’s quarterly financial statements and include out-of-pocket expenses.

(b)      Audit-Related fees consist of fees for the audit of the Company’s Employees’ Profit Sharing and 401(k) Retirement Savings Plan.

The services performed by CohnReznick LLP were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

Audit Committee Pre-Approval Policy

The policy of the Audit Committee is to require that all services to be provided to the Company by the Company’s independent registered public accounting firm must be approved by the Audit Committee before such services are provided by the independent registered public accounting firm.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2025 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company’s principal executive offices for inclusion in the Proxy Statement and form of Proxy relating to that meeting by February 15, 2025. The Company’s By-Laws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the By-Laws, which are consistent with Rule 14a-19, not later than April 19, 2025 and not earlier than March 20, 2025.

OTHER MATTERS

Audit Committee Report

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries. The Board of Directors has determined that all members of the Audit Committee are “independent”, as required by the current rules of the New York Stock Exchange. The Committee functions pursuant to a Charter that has been adopted by the Board, as required by rules of the New York Stock Exchange.

Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 3, 2024 with management and with CohnReznick LLP, the Company’s independent registered public accounting firm for the 2024 fiscal year. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. This discussion included, among other things, the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures relating to critical accounting policies and practices used by the Company. The Audit Committee has reviewed permitted services under the rules of the Securities and Exchange Commission as currently in effect and discussed with CohnReznick LLP their independence from management and the Company, and the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining such firm’s independence and has discussed with CohnReznick LLP their independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements for the fiscal year ended March 3, 2024 has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon the review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2024 for filing with the Securities and Exchange Commission.

Audit Committee
Carl W. Smith, Chair
Dale Blanchfield
Emily J. Groehl
Steven T Warshaw

Proxy Solicitation

The Company will bear the expense of proxy solicitation. Directors, officers and employees of the Company and its subsidiaries may solicit proxies by mail, telephone, electronic-mail, facsimile or in person (but will receive no additional compensation for such solicitation). The Company also has retained Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist in the solicitation of proxies in the same manner at an anticipated fee of $7,500 plus reimbursement of certain out-of-pocket expenses. In addition, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorizations for the execution of proxies, and if they in turn so request, the Company will reimburse such brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding such material.

Director Candidates

The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates recommended by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also consider the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the shareholder’s ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the candidate’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee considers a candidate’s experiences, skills, expertise, diversity, character, business judgment, dedication, time availability in light of other commitments, potential conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board. While the Nominating Committee does not have a diversity policy, it considers diversity of knowledge, skills, professional experience, education and background in industries relevant to the Company as factors as it evaluates director candidates.

The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board — for example, retirement as a Chief Executive Officer or Chief Financial Officer of a public company. As described above, the Nominating Committee will also consider candidates recommended by shareholders.

When a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the candidate’s accomplishments and qualifications, including in light of any other candidates whom the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons who may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

In addition, shareholders may nominate director candidates by following a procedure set forth in the Company’s By-Laws, which require specified information regarding the nominating shareholder, the nominee, and any arrangements between them, and require certain undertakings from the nominee. The shareholder nomination and information described above must be sent to the Company’s office at 1400 Old Country Road, Westbury, New York 11590 and must be received by the Company in accordance with the requirements of the By-Laws, not later than April 19, 2025 and not earlier than March 20, 2025.

Communications with Directors

The Board has established a process to receive communications from shareholders and other interested parties. Shareholders and other interested parties may contact any member (or all members) of the Board, including the non-management directors as a group, by mail. To communicate with the Board, any individual director or the non-management directors, correspondence should be addressed to the Board or any such individual director or the non-management directors by either name or title. All such correspondence should be sent “c/o Chief Financial Officer” at the Company’s office at 1400 Old Country Road, Westbury, New York 11590.

All communications received as set forth in the preceding paragraph will be opened by the office of the Company’s Chief Financial Officer for the sole purpose of determining whether the contents represent a message to the directors of the Company. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or the non-management directors, the Chief Financial Officer’s office will make sufficient copies of the contents to send to each director who is a member of the group to which the communication is addressed.

Code of Ethics and Business Conduct

The Company maintains basic corporate rules and guidelines agreed to in writing by its Chief Executive Officer Such rules and guidelines cover such matters as personnel guidelines, transactions with suppliers, conflicts of interest and business ethics, transactions with relatives and friends, cash control and consolidations, capital expenditures, disposal of property, plant, equipment and inventory, insurance programs, legal matters and contracts, credit and collections, unusual business transactions and special charges and transfer charges, inventory levels, weekly and monthly financial reports and annual business plans, employee safety and environmental matters.

The Board has adopted a Code of Ethics for the Company’s Chief Executive Officer, Chief Financial Officer and Controller and, as required by rules of the New York Stock Exchange, a Code of Business Conduct and Ethics for the Company’s directors, officers and employees. Substantially all of the matters required to be addressed in the Code of Ethics and Code of Business Conduct and Ethics have been addressed in the corporate rules and guidelines which the Company has maintained since 1967, although the Code of Business Conduct and Ethics applies to all directors, officers and employees of the Company and its subsidiaries.

The Company’s Code of Ethics and the Company’s Code of Business Conduct and Ethics are available on the Company’s web site at www.parkaerospace.com under the caption “Shareholders — Charters and Codes” as required by rules of the New York Stock Exchange and the Securities and Exchange Commission. In addition, copies of the Company’s Code of Ethics and Code of Business Conduct and Ethics are available in print to any shareholder upon request submitted to the Company’s office at 1400 Old Country Road, Westbury, New York 11590. The Company intends to satisfy any disclosure requirements regarding an amendment to, or waiver from, the Code of Ethics by posting such information on the Company’s web site at the above internet address.

Statements on “Environmental and Community Considerations” and “Diversity and Our Workforce”

The Company’s Statements regarding “Environmental and Community Considerations” and “Diversity and Our Workforce” can be found on the Company’s website (www.parkaerospace.com) by clicking “Shareholders” on the home page and selecting those items on the drop-down menu. This reference to our website is not intended to function as a hyperlink and, except as specified herein, the information contained on, or that can be accessed through, any such website is not part of this Proxy Statement.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are available on the Company’s web site at www.parkaerospace.com under the caption “Shareholders — Charters and Codes” as required by rules of the New York Stock Exchange and are available in print to any shareholder upon request submitted to the Company’s office at 1400 Old Country Road, Westbury, New York 11590.

Insider Trading Policies and Procedures

Since 1994, the Company has adopted policies and procedures governing the purchase, sale and other disposition of the Company’s Common Stock by directors, officers and employees of the Company that are designed to promote compliance with insider trading laws, rules and applicable listing standards in the form of memoranda to participants in the Company’s Stock Option Plan. The current version of such memoranda is a memorandum dated May 19, 2022 from the President of the Company, which is filed as Exhibit 99.1 to the Company’s Form 10-K Annual Report for the fiscal year ended March 3, 2024.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted- average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1)) (3)
Equity compensation plans approved by security holders(a)	708,325	$11.53	252,050
Equity compensation plans not approved by security holders(a)	-0-	-0-	-0-
Total	708,325	$11.53	252,050

____________

(a)      As of the end of the 2024 fiscal year, the Company’s only equity compensation plan was its 2018 Stock Option Plan, which was approved by the Company’s shareholders in July 2018. Prior to the 2018 Stock Option Plan, the Company had the 2002 Stock Option Plan which had been approved by the Company’s shareholders and provided for the grant of stock options to directors and key employees of the Company.

Pay Versus Performance

In August 2022, the SEC adopted a new Pay Versus Performance (“PVP”) disclosure rule as mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act. Compliance with the new rules is required for fiscal years ending on or after December 16, 2022. The final rules were codified under Item 402(v) of Regulation S-K (together with other official guidance, “Item 402(v)”) and require the Company to provide the following tabular and narrative disclosures.

Background

The following section has been prepared in accordance with the new PVP disclosure rule, which requires public companies to disclose information reflecting the relationship between a company’s financial performance and two newly defined terms, Compensation Actually Paid (“CAP”) and Average Compensation Actually Paid (“Average CAP”). The Company has calculated CAP and Average CAP in accordance with the PVP disclosure rule, which does not reflect the actual or average amount of compensation paid to, received by, or earned by our Principal Executive Officer (“PEO”) and our non-PEO NEOs during the applicable years.

To calculate the CAP for the PEO and the Average CAP for the non-PEO NEOs, adjustments are made to Total Compensation reported in the Summary Compensation Table for the applicable years. These adjustments are described in the tables below the PVP Table.

The Compensation Committee does not use CAP or Average CAP as a basis for making compensation decisions, nor does it use the performance measures defined by the SEC for the PVP Table to measure performance for incentive plan purposes.

Pay versus Performance Table

In accordance with the PVP disclosure rule, the following table sets forth (i) the total and average total compensation set forth in the Summary Compensation Table for the PEO and the non-PEO NEOs as a group, respectively; (ii) the total and average total CAP for the PEO and the non-PEO NEOs as a group (excluding the PEO), respectively; (iii) the Company’s cumulative total shareholder return TSR (“Cumulative TSR”) and the cumulative total shareholder return (“Peer Group Cumulative TSR”) of our Item 402(v) peer group (“PVP Peer Group”), as determined in accordance with Item 402(v); and (iv) Net Income and Adjusted EBITDA, for the previous two fiscal years

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table for PEO(2)	Compensation Actual Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(2)	Average Compensation Actual Paid to Non-PEO NEOs(3)	Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)	Net Income(5)	Adjusted EBITDA(5)
2024	$295,723	$(38,877)	$307,182	$245,100	$113.90	$130.44	$7,473	$10,989
2023	$302,202	$742,907	$266,136	$423,764	$140.61	$146.64	$10,731	$11,459
2022	$305,169	$274,719	$304,354	$304,281	$115.76	$145.36	$8,464	$13,089

____________

The Company’s Total Shareholder Return reflected in the above table does not take into account the $2.43 per share of cash dividends paid by the Company during the three-year period described in the table. The Company has paid a total of $28.975 per share of cash dividends since the beginning of its 2005 fiscal year through the date of this Proxy Statement.

(1)      Brian E. Shore served as the Company’s PEO for the entirety of 2024, 2023 and 2022 fiscal years, and the Company’s other NEOs for the applicable years are as follows:

•2024: P. Matthew Farabaugh, Mark A. Esquivel and Cory Nickel

•2023: P. Matthew Farabaugh, Mark A. Esquivel and Cory Nickel

•2022: P. Matthew Farabaugh and Mark A. Esquivel

(2)      Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Shore and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s non-PEO NEOs.

(3)      To calculate CAP, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Shore’s CAP and the non-PEO NEOs average CAP is set forth following the footnotes to this table.

(4)      Reflects the Company’s cumulative total shareholder return (“TSR”) and the Company’s Pay versus Performance (PVP) peer group’s cumulative TSR for each measurement period from March 1, 2021 through March 3, 2024. Dividends are assumed to be reinvested, and the returns of each company in the PVP peer group are weighted to reflect relative stock market capitalization. Results assume that $100 was invested on March 1, 2021, in each of the Company’s Common Stock and the common stocks comprising our PVP peer group. The Company’s PVP peer group is the same peer group used in the Stock Performance Graph for purposes of Item 201(e)(1)(ii) of Regulation S-K in our Annual Report on Form 10-K, the NASDAQ US Small Cap Aerospace and Defense Index. Historic stock price performance is not necessarily indicative of future stock price performance.

(5)      For 2024, the Company determined that Adjusted EBITDA continues to be viewed as a core driver of the Company’s performance and shareholder value creation.

Brian E. Shore
Year	Summary Compensation Table Total(a)	Less: Stock Award Values reported in SCT for the applicable year(b)	Plus: Year-end Fair Value of Stock Awards granted in applicable year(c)	Change in Fair Value of outstanding unvested stock rewards(d)	Change in Fair value of stock awards from prior years granted in applicable year(e)	Less: Fair value of Stock Awards forefeited during the applicable year(f)	Compensation Actually Paid(g)
2024	$295,723	$(76,250)	$97,750	$(64,950)	$(192,450)	$(98,700)	$(38,877)
2023	$302,202	$(81,495)	$180,300	$94,575	$367,025	$(119,700)	$742,907
2022	$305,169	$(90,000)	$87,600	$(4,525)	$(23,525)	$—	$274,719
Other NEOs (Average)
Year	Summary Compensation Table Total(a)	Less: Stock Award Values reported in SCT for the applicable year(b)	Plus: Year-end Fair Value of Stock Awards granted in applicable year(c)	Change in Fair Value of outstanding unvested stock rewards(d)	Change in Fair value of stock awards from prior years granted in applicable year(e)	Less: Fair value of Stock Awards forefeited during the applicable year(f)	Compensation Actually Paid(g)
2024	$307,182	$(53,375)	$68,425	$(18,591)	$(47,496)	$(11,045)	$245,100
2023	$266,136	$(41,653)	$92,153	$41,562	$87,425	$(21,859)	$423,764
2022	$304,354	$(49,500)	$58,400	$(2,365)	$(6,608)	$—	$304,281

____________

(a)      Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the non-PEO NEOs, amounts represent the average Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. For all fiscal years, there was no pension value attributable to “service cost” or “prior service cost,” so no adjustments are reflected for these values required to be added as part of the CAP pension adjustment under the PVP disclosure rule.

(b)      Represents the grant date fair value of the stock options granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(c)      Represents the fair value as of the indicated fiscal year end of the unvested stock options granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(d)      Represents the change in fair value during the indicated fiscal year of the outstanding, unvested stock options held by the applicable NEO as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes as of the last day of the fiscal year.

(e)      Represents the fair value at vesting of the stock options that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)      Represents the change in fair value, measured from the prior fiscal year end to the vesting date, of each stock option that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(g)      Represents the fair value as of the last day of the prior fiscal year of the stock options that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(h)      See footnote 1 above for the NEOs included in the average for each year.

Tabular List of Performance Measures

The Company considers a number of key factors in evaluating compensation to be paid to the PEO and non-PEO NEOs, many of which are not quantifiable, including promotion of the Company’s culture, employee well-being and morale, customer satisfaction and the quality of customer relationships and the effectiveness in dealing with difficulties and challenges from outside factors not caused by the Company, including significant cost inflation, significant supply chain disruptions and workforce challenges resulting from what is described as “full employment” in the country’s workforce. In addition, below is a list of performance measures that, in the Company’s assessment, represent the most important financial performance measures used by the Company to evaluate compensation actually paid to the NEOs for Fiscal Year 2024.

•        Net Sales

•        Adjusted EBITDA

Relationship between pay and performance

As shown above in the “Pay Versus Performance Table,” annual fluctuations in the PEO’s and non-PEO NEOs’ CAP amounts generally correlate to annual fluctuations in the Company’s Cumulative TSR.

Other Matters to be Presented to the Meeting

The Board does not know of any other matters to be brought before the Meeting. If any matters not mentioned in this Proxy Statement are properly brought before the Meeting, including matters incident to the conduct of the Meeting or relating to any adjournment of the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on any other matters properly presented at the Meeting.

Annual Report

The Annual Report on Form 10-K, including financial statements, of the Company for the fiscal year ended March 3, 2024 is enclosed herewith. Additional copies of the Annual Report on Form 10-K are available to shareholders at no charge upon written request to the Chief Financial Officer of the Company at the Company’s office at 1400 Old Country Road, Westbury, New York 11590 or are available on the Company’s web site at www.parkaerospace.com under the caption “Shareholders — SEC Filings”.

By Order of the Board of Directors,
P. Matthew Farabaugh
Senior Vice President and Chief Financial Officer

Dated: June 20, 2024

Appendix A

PARK ELECTROCHEMICAL CORP.
2018 STOCK OPTION PLAN

1. Purpose of the Plan. This Park Electrochemical Corp. 2018 Stock Option Plan (herein called the “Plan”) is designed to promote shareholder value by providing appropriate incentives to certain employees, including officers, of Park Electrochemical Corp., a New York corporation (the “Company”), and any of its present or future subsidiaries (“Subsidiaries”), and to offer an additional inducement in obtaining the services of employees, directors and consultants. The Plan provides for the grant of (i) incentive stock options (“Incentive Stock Options”), as contemplated by Section 422 of the Internal Revenue Code of 1986, as now in effect or later amended or superseded (the “Code”), which Options shall be subject to the tax treatment described in Section 421 of the Code, and (ii) non-qualified stock options (“Non-Qualified Stock Options” and, together with Incentive Stock Options, the “Options”).

The Plan supersedes and replaces the Park Electrochemical Corp 2002 Stock Option Plan, as amended (the “Prior Plan”), for options granted on or after the Effective Date (as hereinafter defined in Section 14) of this Plan. Options may not be granted under the Prior Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding options granted under the Prior Plan prior to the Effective Date, and the Prior Plan shall remain in effect with respect to all outstanding options granted under the Prior Plan until such options have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such options. At the Effective Date, none of the shares of Common Stock available under the Prior Plan shall be available under this Plan and none of the shares of Common Stock subject to outstanding options granted under the Prior Plan shall again become available for issuance under this Plan, whether upon the expiration, termination, cancellation or forfeiture of such options or otherwise.

2. Stock Subject to the Plan. Options may be granted under the Plan to purchase in the aggregate not more than 800,000 shares of Common Stock, par value $.10 per share, of the Company (“Common Stock”), which shares may, in the discretion of the board of directors of the Company (the “Board”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company, and all of which are available for the grant of both Incentive Stock Options and Non-Qualified Stock Options. Subject to the provisions of Section 7 hereof, any shares of Common Stock subject to an Option which for any reason expires or is terminated unexercised as to such shares shall again become available for issuance under this Plan.

3. Administration of the Plan. The Plan shall be administered by the Board or such committee as the Board may establish or designate from time to time (the “Committee”). The Committee shall be composed of one or more members each of whom shall, unless otherwise determined by the Board, be “non-employee directors,” within the meaning of Rule 16b-3 (as amended or superseded) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the governing documents of the Company and applicable law. If the Board does not establish or designate a Committee to administer the Plan, all references herein to the Committee shall be deemed to be references to the Board. In addition, all references in the Plan to the authority, determinations or actions of the Committee shall be deemed to include the authority, determinations and actions of the Board as well as the Committee, including the right of the Committee to send any determination or action to the Board for review, approval and/or ratification by the Board.

Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to (i) determine the individuals to receive Options (each an “Optionee”), (ii) determine the times when an Optionee shall receive an Option, (iii) determine the number of shares of Common Stock to be subject to each Option (except that no grants of Options may be made “in tandem,” i.e., where an exercise of one Option, in whole or in part, automatically results in the lapse of termination of another Option, in whole or in part), (iv) determine whether and to what extent Options shall be designated Incentive Stock Options or Non-Qualified Stock Options, (v) determine the amount of any required federal income tax or other withholding amount, (vi) determine the term of each Option, (vii) determine the date each Option shall become exercisable, (viii) determine whether an Option shall be exercisable in whole, in part or in installments, and if in installments, the number of shares subject to each installment, the date each installment shall become exercisable and the term of each installment, and whether to accelerate the date of exercise of any installment, (ix) amend, modify or supplement the terms of any Option that has been granted, (x) make any adjustments necessary or desirable as a result of the granting of Options to eligible individuals located outside the United States, (xi) determine the terms and conditions of each Option (including but not limited to, the Exercise Price (as hereinafter defined in Section 5), the nature and duration of any restriction or condition (or provision for the lapse thereof) relating to vesting (including performance conditions), exercise, transfer, suspension or forfeiture of an Option or the Common Stock subject thereto and the method or methods to be used for the same, and any terms or conditions that may be necessary to qualify as an Incentive Stock Option or to ensure exemption from or compliance with Section 409A of the Code, (xii) prescribe the form of the agreements evidencing Options granted under the Plan, (xiii) determine whether, to what extent, and under what circumstances, Options may be settled in cash, Common Stock, other securities or other property, and the method or methods by which Options may be settled, (xiv) permit or require the deferral of any gain attributable to the exercise of an Option into a deferred compensation arrangement, subject to compliance with Section 409A of the Code, where applicable, and such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, if any, including converting such interest or dividend equivalents into deferred Common Stock equivalents; provided, however, that notwithstanding the foregoing, no deferral shall be allowed if the deferral opportunity would subject any Option, which would otherwise be excluded from Section 409A of the Code, to the requirements of Section 409A of the Code, and (xv) include as a condition to the receipt, exercise or settlement of an Option and the timing thereof, certain corporate and individual performance conditions, where such conditions may consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria to be achieved during any performance period, and the length of such performance period; provided, that performance conditions may differ for Options granted to any one Optionee or different Optionees.

The Committee is authorized to interpret the Plan and the Options granted under the Plan and the agreements evidencing such Options, to establish, amend and rescind any rules relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan; provided, that, notwithstanding the foregoing, no amendment, modification or supplement of any outstanding Option shall, without the consent of the Optionee, impair the Optionee’s rights under such outstanding Option, or subject any outstanding Option to the requirements of Section 409A of the Code that was exempt from such application as of the grant date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option or any agreement evidencing an Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Options granted or to be granted to Optionees.

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done in good faith by such person, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by applicable law. The Company shall indemnify and hold harmless each member of the Committee and each officer of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own willful misconduct or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s governing documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Notwithstanding anything in the Plan to the contrary, an outstanding Option may not be amended to reduce the Exercise Price of such Option and an outstanding Option (with an Exercise Price greater than the Fair Market Value of a share of Common Stock) may not be cancelled in exchange for cash or another Option with an Exercise Price that is less than the Exercise Price of the original Option, in each case, without the prior approval of the Company’s shareholders, provided that appropriate adjustments may be made to outstanding Options pursuant to Section 10 hereof.

The “grant date” for an Option under the Plan shall be the date on which the Committee approves a grant or such later date as may be specified by the Committee.

4. Eligibility. The Committee may, consistent with the purposes of the Plan, grant Options from time to time within ten (10) years from the Effective Date, to (i) certain employees, including officers and directors who are employees, of the Company or any Subsidiary, (ii) directors of the Company who are not employees of the Company or any Subsidiary and (iii) consultants rendering services to the Company or any Subsidiary, covering such number of shares of Common Stock as the Committee may determine and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan.

The aggregate Fair Market Value (determined as of grant date of the Option) of the shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan and any other incentive stock options satisfying the requirements of Section 422 of the Code granted under any other plan of the Company or any Subsidiary (as defined in Section 424(f) of the Code) or of its parent (as defined in Section 424(e) of the Code) which are exercisable for the first time by any particular Optionee during any calendar year shall not exceed $100,000 for such Optionee. In addition, no Incentive Stock Option may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan and any other incentive stock options satisfying the requirements of the Code granted under any other plan of the Company or any Subsidiary (as defined in Section 424(f) of the Code) or of its parent (as defined in Section 424(e) of the Code), would exceed any other applicable maximum established under the Code for incentive stock options. If an Option granted under the Plan exceeds the foregoing limitations, such Option shall be deemed a Non-Qualified Stock Option to the extent it exceeds such limitations.

Notwithstanding anything in the Plan to the contrary, commencing in the Company’s fiscal year ending March 3, 2019, no individual may, in any such fiscal year, receive Options relating to Common Stock which in the aggregate exceed the greater of (i) 50% of the total number of shares of Common Stock granted pursuant to the Plan in any such year or (ii) 100,000 shares of Common Stock. Further, notwithstanding anything in the Plan to the contrary, the aggregate Fair Market Value on the grant date (computed as of such grant date in accordance with applicable financial accounting rules) of all Options granted to any non-employee director of the Company during any single fiscal year shall not exceed $500,000; provided, however, that such limit shall not apply to any election of a non-employee director to receive an Option in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments.

5. Exercise Price. The exercise price of the Common Stock under each Option shall be determined by the Committee, but shall in no event be less than the Fair Market Value of the Common Stock at the grant date; provided, however, that if as of the grant date of an Incentive Stock Option, the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, of its present and future subsidiaries (as defined in Section 424(f) of the Code) or of a parent (as defined in Section 424(e) of the Code), the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock as of the grant date (the “Exercise Price”).

“Fair Market Value” shall mean the reported closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on the New York Stock Exchange, on such other securities exchange on which the Common Stock may then be listed), on the date preceding the grant date, or if there is no reported sale of the Common Stock on that date, then on the last previous day on which such sale was reported; provided that, if the foregoing clause is inapplicable, Fair Market Value shall be determined by the Committee and provided that, with respect to Incentive Stock Options, if such method is inconsistent with any regulations applicable to such Options adopted by the U.S. Department of Treasury, then the Fair Market Value shall be determined by the Committee consistent with such regulations.

6. Term of Option/Vesting. The term of each Incentive Stock Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the grant date; provided, however, that if, as of the grant date of an Incentive Stock Option, the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, of any of its present or future subsidiaries (as defined in Section 424(f) of the Code) or of a parent (as defined in Section 424(e) of the Code), the term of the Incentive Stock Option granted to such individual shall be for a period not exceeding five (5) years from the grant date. The term of each Non-Qualified Stock Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the grant date. Options shall be subject to earlier termination as hereinafter provided.

Subject to Section 10(b) hereof, each Option shall have a minimum vesting period of one year from the grant date; provided that, Options with respect to 5% of the total Common Stock authorized to be issued under the Plan may have a vesting period of less than one year.

7. Exercise or Surrender of Option. (a) General. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office (as of the Effective Date, located at 48 South Service Road, Melville, NY 11747 ), identifying the Option being exercised, specifying the number of shares of Common Stock as to which such Option is being exercised and accompanied by payment in full of the aggregate Exercise Price therefor (i) in cash (including check, bank draft or money order, or wire or other transfer of funds to the Company), (ii) at the discretion of the Committee (including if provided in the applicable Stock Option Contract), in shares of Common Stock with a Fair Market Value equal to the Exercise Price or a combination of cash and shares of Common Stock which in the aggregate are equal in value to such Exercise Price, plus, in either case, any required federal income tax or other withholding amount or (iii) to the extent permitted by law and to the extent permitted by the Committee, in its sole discretion, may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a registered securities broker acceptable to the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of the Exercise Price and any required federal income tax or other withholding amount. Certificates representing the shares of Common Stock purchased shall be issued as promptly as practicable thereafter, and, at the discretion of the Committee, such certificates may be issued in the name of the Optionee and another person jointly with the right of survivorship. The Optionee shall not have the right of a shareholder with respect to the shares of Common Stock covered by the Option until the date of issuance of a stock certificate to such Optionee for such shares or as evidenced by the appropriate entry on the books of the Company. In no case may a fraction of a share be purchased or issued under the Plan. For the avoidance of doubt, shares of Common Stock used to satisfy the payment of the Exercise Price or any required federal income tax or other withholding requirements, will not then be again available for issuance under the Plan for grants of Options.

(b) Surrender. (1) General Rule. The Committee may provide in the applicable Stock Option Contract that an Optionee may surrender such Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

(a) the Fair Market Value of the Common Stock subject to such Option exceeds the Exercise Price for such Common Stock; and

(b) the Option to purchase such Common Stock is otherwise exercisable.

(2) Procedure. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Option Contract to the Committee or to its delegate together with a statement signed by the holder of the Option which specifies the number of shares of Common Stock as to which the Optionee surrenders the Option and how the Optionee desires payment be made for such Common Stock surrendered in accordance with this Section 7(b)(2).

(3) Payment. In exchange for the Option surrendered in accordance with this Section 7(b)(3), the Optionee shall receive a payment in cash or in Common Stock, or in a combination of cash and Common Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Common Stock subject to such Option surrendered in accordance with this Section 7(b)(3) on such date over the Exercise Price for such Common Stock subject to such Option (reduced by any applicable federal income tax or other withholding amount). The Committee may approve or disapprove the request for payment by the Optionee in whole or in part in cash and may cause such payment to be made in cash or in such combination of cash and Common Stock as the Committee deems appropriate. A request for payment only in Common Stock shall be approved and made in Common Stock to the extent payment can be made in whole shares of Common Stock and, at the Committee’s discretion, in cash in lieu of any fractional share of Common Stock.

8. Termination of Employment. Unless otherwise provided in connection with the grant of any Option, the applicable Stock Option Contract or an employment, consulting or severance agreement with the Company or any Subsidiary, (a) upon the termination of employment or service as a director or consultant of any Optionee, all Options held by such Optionee that have not previously become exercisable shall terminate on the date of such termination of employment or service, (b) any Optionee whose employment or whose service as a director or consultant has terminated for any reason other than death, or as set forth in (d) below, may exercise such Option, to the extent exercisable upon the date of such termination, at any time within three (3) months (or, for an Optionee terminated by reason of disability (as defined in Section 22(e)(3) of the Code), within one (1) year), after the date of termination, but in no event after the expiration of the term of the Option, (c) with respect to any Optionee whose employment or service as a director or consultant has terminated as a result of the Optionee’s death, the executor, administrator or such other person at such time entitled by law to such rights under such Option, may exercise such Option, to the extent exercisable upon the date of such termination, at any time within six (6) months after the date of termination, but in no event after the expiration of the term of the Option and (d) with respect to any Optionee whose employment or service as a director or consultant has terminated either (i) for Cause (as defined below), or (ii) without the consent of the Company, all Options (to the extent not previously exercised) held by such Optionee shall terminate immediately.

Options granted under the Plan shall not be affected by any change of employment (including duties or position) so long as the Optionee continues to be an employee of the Company or of any Subsidiary or of a corporation or its parent or subsidiary issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies. In connection with the termination of employment or service as a director or consultant of any Optionee, the Committee may, in its discretion, determine to permit a longer period than that specified in this Section 8, the applicable Stock Option Contract or an applicable employment, consulting or severance agreement with the Company or any Subsidiary for the exercise of all or any part of such Option after such termination; provided, that, such period does not extend past the expiration of the term of such Option or is otherwise not permitted under Section 409A of the Code. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options and may reflect distinctions based on the reason for a termination of employment or service.

For the purpose of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Subsidiaries is guaranteed either by applicable law or by contract. If the period of leave exceeds 90 days and the individual’s right to re-employment is not guaranteed by applicable law or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

Nothing in the Plan or in any Option shall confer on any person any right to continue in the employ or as a consultant of the Company or any Subsidiary, or as a director or consultant of the Company, or interfere in any way with any contractual or other right of the Company or any Subsidiary to terminate such relationship (or revise the compensation, position or duties of such person) at any time for any reason whatsoever. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described in this Plan, in the manner and under the conditions prescribed in this Plan, and to the extent that any Optionee or beneficiary acquires a right to receive payments from the Company pursuant to an Option, such right shall be not greater than the right of any unsecured creditor of the Company. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party or otherwise hold any amounts in trust or escrow for payment to any Optionee or beneficiary under the terms of the Plan.

“Cause”, in connection with the termination of an Optionee, shall mean (i) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting, severance or other applicable agreement for services between the Company or any Subsidiary and such Optionee, or (ii) in the absence of such an agreement, “cause,” as such term is defined in the Stock Option Contract executed by the Company and such Optionee pursuant to Section 9 hereof, or (iii) in the absence of both of the foregoing, (A) indictment of such Optionee for any illegal conduct, (B) failure of such Optionee to adequately perform any of the Optionee’s duties and responsibilities in any capacity held with the Company or any Subsidiary (other than any such failure resulting solely from such Optionee’s physical or mental incapacity), (C) the commission of any act or failure to act by such Optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company or any Subsidiary or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such Optionee of any Company rule or policy, or (E) any violation by such Optionee of the requirements of any other contract or agreement between the Company or any Subsidiary and such Optionee or the Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board or the Committee.

9. Stock Option Contracts. Each Option shall be evidenced by an appropriate Stock Option Contract which shall provide, among other things, (a) that in the event of the exercise of such Option, unless the Common Stock received upon exercise shall have been registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, the individual acknowledges that such Common Stock may be “restricted securities” as defined in Rule 144 under such Act and agrees that such Common Stock may not be sold except in compliance with applicable provisions of such Act, and (b) that in the event of any disposition of the Common Stock acquired upon the exercise of an Incentive Stock Option within two (2) years from the grant date or one (1) year from the date of issuance of Common Stock (upon the exercise of such Option) to the Optionee, such Optionee will notify the Company thereof in writing within thirty (30) days after such disposition and will pay to the Company an amount necessary to satisfy any obligations the Company may have to withhold any taxes by reason of such disqualifying disposition.

10. Adjustments Upon Changes in Common Stock; Certain Other Changes.

(a) In the event the shares of Common Stock are changed into or exchanged for any other class or series of capital stock or cash or securities or other property pursuant to a recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other extraordinary or special distribution, occurring after the Effective Date, the number shares of Common Stock for which grants of Options may be made under the Plan shall be adjusted proportionately and accordingly by the Board, whose determination shall be conclusive. In addition, the number shares of Common Stock for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in respect of Options shall not change the economic value of such unexercised Options, but shall include a corresponding proportionate adjustment in the Exercise Price. Notwithstanding the foregoing, in the event of any extraordinary or special distribution or dividend to shareholders of the Company but excluding a non-extraordinary or non-special dividend payable in cash or in shares of Common Stock, the Company may, in such manner as the Board, whose determination shall be conclusive, deems appropriate, adjust the number shares of Common Stock subject to the Option and/or the Exercise Price of such Option to reflect such distribution or dividend. Any adjustment under this Section 10 shall be made in a manner consistent with the requirements of Sections 409A and 424 of the Code and the regulations promulgated thereunder.

(b) The provisions of this Section 10(b) shall apply in the case of a Change of Control. If more specific terms are set forth in any separate plan document or agreement between the Company or any Subsidiary and an Optionee, such separate plan or document shall govern the treatment of Options.

(i)          Upon the occurrence of a Change of Control, and except with respect to any Option assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change of Control in a manner approved by the Committee or the Board, the Committee, in its sole discretion, or as otherwise set forth in a Stock Option Contract, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change of Control of any or all outstanding Options upon such conditions and to such extent as the Committee shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Non-Qualified Stock Options.

(ii)         With respect to Options assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, if within one year after the effective date of a Change of Control, an Optionee’s employment or service is terminated without Cause or with Good Reason, then

a.    Any time-based vesting restrictions on outstanding Options shall lapse; and

b.    The payout opportunities attainable under all of such Optionee’s outstanding performance-based Options shall be earned based on actual performance through the end of the performance period, or if actual performance cannot be determined, at target level, and there shall be a payout to the Optionee within 30 days after the amount earned has been determined (unless a later date under Section 10(b)(iii) hereof is required) based on the length of time within the performance period that has lapsed prior to the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Non-Qualified Stock Options.

(iii)        No action shall be taken under this Section 10(b) which shall cause an Option to fail to be exempt from or comply with Section 409A of the Code or the treasury regulations thereunder.

For purposes of the foregoing, “Change of Control” shall mean: (i) any Person (as defined in Section 3(a)(9) of the Exchange Act, but excluding (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a Non-control Merger (as defined in clause (iii) below); or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) there is consummated a merger or consolidation of the Company with any other corporation; other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such merger or consolidation or any parent thereof (a “Non-control Merger”); or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity to which such assets are sold or disposed or any parent thereof.

For purposes of the foregoing, “Good Reason”, in connection with the termination of an Optionee, shall mean (i) “good reason,” as such term (or any similar term) is defined in any employment, consulting, severance or other applicable agreement for services between the Company or any Subsidiary and such Optionee, or (ii) in the absence of such agreement, “good reason,” as such term is defined in the Stock Option Contract executed by the Company and such Optionee pursuant to Section 9 hereof, or (iii) in the absence of both or the foregoing, a voluntary resignation within six (6) months after any of the following actions are taken by the Company or any of its Subsidiaries or affiliates without the Optionee’s consent: (A) a material diminution in the responsibilities or authority of the Optionee and which is materially inconsistent with the Optionee’s position other than (1) in connection with the termination of the Optionee’s employment or service for Cause, (2) temporarily while the Optionee is physically or mentally incapacitated or (3) as required by applicable law; (B) a material diminution in the annual base salary, bonus or fees to be paid to the Optionee (other than a general reduction that affects all similarly situated employees, directors or consultants of the Company in substantially the same proportions); or (C) a relocation of the Optionee’s principal place of employment or service by more than 50 miles; provided, however, that none of the foregoing events shall constitute Good Reason unless the Optionee shall have notified the Company in writing describing the event(s) which constitute Good Reason within thirty (30) days of the Optionee’s knowledge of the event and then only if the Company shall have failed to cure such event(s) within thirty (30) days after the Company’s receipt of such written notice.

In addition, if a Change of Control constitutes a payment event with respect to any amount which constitutes or provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described herein with respect to such amount must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

11. Amendments and Termination of the Plan. The Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, provided, however, that the requisite shareholder approval shall be required if and to the extent the Committee determines that such approval is appropriate or necessary for purposes of satisfying Section 422 of the Code or Rule 16b-3 under the Exchange Act or other applicable law or regulations of the New York Stock Exchange (or other securities exchange on which the Common Stock is then listed). Options may be granted under the Plan prior to the receipt of such shareholder approval, but each such grant shall be subject in its entirety to such approval and no Option may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No suspension, termination, revision or amendment of the Plan shall, without the consent of the Optionee affected thereby, adversely affect such Optionee’s rights under such Option.

12. Non-Transferability of Options. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee thereof, only by the Optionee.

If authorized in the applicable Stock Option Contract, an Optionee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which any one or more of these persons (or the Optionee) have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Optionee) control the management of assets, and any other entity in which one or more of these persons (or the Optionee) own more than fifty percent of the voting interests (the “Family Members”). For the purpose of this Section 12, a “not for value” transfer is a transfer which is (i) a gift to a trust for the benefit of the Optionee and/or one or more Family Members, or (ii) a transfer under a domestic relations order in settlement of marital property rights. Following a transfer under this Section 12, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except in accordance with this Section 12 or by will or the laws of descent and distribution. The events of termination of employment of Section 8 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8 hereof.

13. Conditions of Exercise or Surrender. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of Common Stock thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14. Effective Date and Term of Plan. The Plan shall become effective when adopted by the Board (the “Effective Date”), but the Plan (and any grants of Options made prior to shareholder approval of the Plan) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Options shall be null and void. Unless earlier terminated by the Committee, the right to grant Options under the Plan shall terminate on the tenth anniversary of the Effective Date. Options outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

15. Miscellaneous. (a) No Shareholder Rights. No Optionee shall have any rights as a shareholder of the Company as a result of the grant of an Option to the Optionee under this Plan or such Optionee’s exercise or surrender of such Option pending the actual issuance of shares of Common Stock subject to such Option to such Optionee.

(b) Withholding. The exercise or surrender of any Option granted under this Plan shall constitute the Optionee’s full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

(c) Dividends. In the event dividends or dividend equivalents are payable with respect to any Option under this Plan, no Stock Option Contract shall otherwise provide for payment of dividends or dividend equivalents on any Option or portion of an Option that is not vested.

(d) Captions. The use of captions in this Plan or any Stock Option Contract is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Stock Option Contract.

(e) Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

(f) Severability. If any provision of this Plan or any Stock Option Contract shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan or the Stock Option Contract, as applicable, shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16. Foreign Employees. In order to facilitate the making of any grant under this Plan, the Committee may provide for such special terms for grants to employees or other persons under this Plan who are foreign nationals or who are employed by the Company or any Subsidiary outside the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provision that is inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

17. Recoupment Policy. Notwithstanding any provision in this Plan, any Stock Option Contract or any employment, consulting or severance agreement with the Company or any Subsidiary, all Options under this Plan shall be subject to any compensation recoupment, other compensation recovery or clawback policy of the Company that may be applicable to any Optionee, as in effect from time to time, as approved by the Committee or the Board.

18. Section 409A.  This Plan and Options are intended to either be exempt from, or comply in form and operation with, the requirements of Section 409A of the Code, and the final regulations issued thereunder.  To the extent permitted by applicable Department of Treasury/Internal Revenue Service guidance, or law or regulation, the Company will take reasonable actions to reform this Plan and/or Option or any actions taken pursuant to the operation of this Plan if necessary to comply with Section 409A of the Code.  Notwithstanding the foregoing, in no event shall the Company or any Subsidiary, affiliates or representatives be liable to the Optionee for any additional tax, interest or penalty imposed upon, or other detriment suffered by, the Optionee under Section 409A of the Code or for any damage suffered by the Optionee for failure of this Plan and/or Option to comply with or be exempt from Section 409A of the Code.  In addition, for purposes of this Plan and Options, all references to “termination of employment” and correlative phrases shall be construed to require a “separation from service” (as defined in Section 1.409A-1(h) of the Treasury regulations after giving effect to the presumptions contained therein). Notwithstanding anything contained herein to the contrary, if the Optionee is a “specified employee” within the meaning of Section 409A of the Code, then to the extent required in order to avoid additional and/or accelerated taxation under Section 409A of the Code, if the Optionee becomes entitled to receive a payout in respect to such Optionee’s Options on account of the Optionee’s termination of employment as set forth in this Plan, such payout shall be paid on the earlier of (i) the first business day after the date that is six (6) months following the Optionee’s termination or (ii) the date of the Optionee’s death.

19. Section 280G. Notwithstanding any other provision of this Plan or any other agreement, contract or understanding entered into by an Optionee and the Company or any Subsidiary, except an agreement, contract or understanding hereinafter entered into that expressly modifies or excludes application of this paragraph, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of Optionees or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee, if the Optionee is a “disqualified individual,” as defined in Section 280G(c) of the Code and any payment or benefit (whether or not pursuant to this Plan) the Optionee would receive in connection with a Change of Control from the Company or otherwise (the “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the

Code, and (ii) but for this paragraph, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Optionee shall receive the Payment that provides the greater after-tax benefit to the Optionee based on the following two alternatives: (A) payment in full of the entire amount of the Payment, or (B) payment of only a part of the Payment so that the Optionee receives the largest payment possible without the imposition of the Excise Tax (a “Reduced Payment”). In determining the Reduced Payment, the reduction in payments and/or benefits shall occur in the following order: (A) reduction of cash payments in the reverse chronological order in which otherwise payable; (B) cancellation of accelerated vesting of outstanding Options; and (C) reduction of other benefits paid to Optionee in the reverse chronological order in which otherwise payable. In the event that acceleration of compensation from outstanding Options is to be reduced, such acceleration of vesting shall be canceled in the reverse order of the grant date and, in the case of a particular grant, in the reverse chronological order in which the grant would otherwise vest.

20. Statute of Limitations. An Optionee or any other person filing a claim for benefits under this Plan must file a claim within one-year after the Optionee or other person knew or reasonably should have known of the principal facts on which the claim is based.

21. Governing Law. The validity and construction of this Plan and Stock Option Contracts shall be governed by the laws of the State of New York, without giving effect to any choice or conflicts of laws’ provisions or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

27332700.10

May 8, 2018

PARK AEROSPACE CORP. Online Go to www.investorvote.com/PKE or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PKE Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends A a vote “FOR” proposals 1, 2, 3, 4 and 5. 1. Election of Directors: For Against Abstain 1a - Dale Blanchfield 1d - Yvonne Julian 1g - D. Bradley Thress 1b - Shane Connor 1e - Brian E. Shore 1h - Steven T. Warshaw 1c - Emily J. Groehl 1f - Carl W. Smith 2. Approval, on an advisory (non-binding) basis, of the compensation of the named executive officers 3. Approval of an amendment to the Company’s 2018 Stock Option Plan to increase the aggregate number of shares of Common Stock of the Company authorized for issuance under such Plan by 750,000 shares 4. Ratification of appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 2, 2025 5. Ratification of the transaction of other such business as may properly come before the meeting B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please date and sign exactly as name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If shares are held jointly, both owners should sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 040KHB

2024 Annual Meeting 2024 Annual Meeting of Park Aerospace Corp. Shareholders July 18, 2024, 11:00 am EDT Virtually via the internet at meetnow.global/MRG5WVK To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PKE IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PROXY CARD — PARK AEROSPACE CORP. PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JULY 18, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby constitutes and appoints MARK ESQUIVEL and MARTINA BAR KOCHVA, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of PARK AEROSPACE CORP. (the “Company”) to be held virtually on July 18, 2024 at 11:00 A.M., EDT, and any adjournments or postponements thereof, to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present upon the proposals described on the reverse side of this proxy card. The validity of this proxy is governed by the New York Business Corporation Law. The undersigned hereby acknowledges receipt of the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2024 and the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE ACT PROMPTLY SIGN, DATE & MAIL PROXY CARD TODAY C Non-Voting Items

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